UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place,

Shawnee Mission, KS 66025
(Address of principal executive offices) (Zip code)

Kent Gasaway

5420 W. 61st Place,

Shawnee Mission, KS 66025
(Name and address of agent for service)

913-677-7778

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL
REPORT

September 30, 2021

TABLE OF CONTENTS

Portfolio Management Review	4
Investment Results	14
Expense Example	17
Allocation of Portfolio Holdings	21
Schedules of Investments or Options Written	23
Buffalo Discovery Fund (BUFTX)	23
Buffalo Dividend Focus Fund (BUFDX)	29
Buffalo Early Stage Growth Fund (BUFOX)	37
Buffalo Flexible Income Fund (BUFBX)	43
Buffalo Growth Fund (BUFGX)	49
Buffalo High Yield Fund (BUFHX)	54
Buffalo International Fund (BUFIX)	68
Buffalo Large Cap Fund (BUFEX)	77
Buffalo Mid Cap Fund (BUFMX)	82
Buffalo Small Cap Fund (BUFSX)	88
Statements of Assets and Liabilities	94
Statements of Operations	96
Statements of Changes in Net Assets	98
Financial Highlights	102
Notes to Financial Statements	122
Statement Regarding Liquidity Risk Management Program	135
Privacy Policy	137

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

BUFFALO DISCOVERY FUND

The Buffalo Discovery Fund Investor Class gained 4.83% during the period but trailed the Morningstar US Mid Growth Index's gain of 11.55%. Strong stock selection in the Consumer Staples and Industrials holdings was offset by weak selection in the Fund's Consumer Discretionary, Health Care and Information Technology holdings. In short, our valuation discipline was the root of the relative underperformance in the period. Economic gains stalled as Covid fears reignited while long-term Treasury yields declined following jobs reports that surprised to the downside, inflation reports surprised to the upside, and Federal Reserve communications turned slightly more hawkish. Within equity markets, the main beneficiaries of lower long-term interest rates were long-duration (high valuation) growth stocks, where the Fund was underweight relative to the index.

The Fund continues to invest in disruptive and innovative growth companies with relatively attractive valuations, a strategy we believe should be a key driver of above-index risk-adjusted returns over the long term.

Top contributors to portfolio results in the period included MSCI, an Index and ETF provider, which rallied as strong flows to passive products and its leverage to a rising market and asset-based fees supported continued strong growth prospects. Additionally, prior investments in building out a core competency in ESG ratings is proving successful with strong uptake and a bright future for this large new growth segment. Overall, retention rates continue to rebound providing confidence that COVID-19 driven cancelations were indeed a one-time occurrence.

Palo Alto Networks, Inc, (PANW) a leading network security solutions provider, was another strong contributor in the period. Investors cheered better than expected billing guidance for fiscal year 2022 driven by a robust spending environment and strong adoption of next generation products. Security spending remains strong following numerous high profile cyber-attacks in recent years while at the same time the work from home trend has expanded the threat landscape beyond the corporation.

On the other hand, Bandwidth (BAND) was the largest detractor during the period. The stock was weak for a couple of reasons, namely consolidation and vertical integration within the Communications Platform as a Service (CPaaS) group that brought fears of Bandwidth having a competitive disadvantage, and continued tough compares throughout the rest of 2021, especially in the upcoming fourth quarter where Bandwidth benefitted from additional political traffic in 2021. We believe the latter is a short term phenomenon that will anniversary next quarter, and the Street is failing to give credit for Bandwidth's own acquisition activity, namely the acquisition of Voxbone which accelerates Bandwidth's entry into Europe.

Penn National Gaming, Inc. was also a detractor during the period following a strong run since the pandemic lows in 2020. Profit taking was driven by fears of peaking growth rates as we begin to lap the easy comparisons of last year. The company is an owner and manager of gaming and racing properties, sports betting operations, and video gaming terminals, including 41 properties in 19 states. Additionally, the company recently purchased a 36% equity interest in Barstool Sports, Inc., a leading digital sports, entertainment and media platform that transformed their secular growth opportunity. The combination of the Barstool's audience, brand and marketing engine along with Penn's large geographic footprint create an unrivaled omni-channel offering that we believe could produce more durable growth than investors' currently anticipate.

OUTLOOK

The market environment remains constructive for equity investing. Corporate earnings are recovering and interest rates remain relatively low by historical standards providing a healthy backdrop for investors' allocation to equities. Vaccination rates are increasing worldwide contributing to increased mobility, improved business and consumer confidence and rapidly improving economic activity. Supply constraints, labor shortages, shipping bottlenecks and a slow return to work are causing transitory inflation and holding back the economy in the near term but as these things ease robust corporate earnings growth is poised to follow suit in our opinion.

(Unaudited)

As we move deeper into economic recovery, concerns about high debt levels, rising tax rates, decelerating growth, virus mutations, and a more hawkish Fed could begin to affect equity valuations. Inflation, and the Fed's response to it, will be of vigorous interest throughout the remainder of the year. In its latest public messaging, we think the Fed has already passed the threshold from "dovish" to "hawkish" regarding its messaging on inflation. As the drum-beat for Fed tapering grows louder we think the market could transition incrementally away from speculative and early cycle stocks and rotate increasingly to growth and quality as tapering begins to reduce liquidity while peaking growth rates cause investors to be more discerning about cyclically-oriented equities.

As always, we seek opportunities where thoughtful management teams are in a favorable position to use innovation for market advantage, durable growth, and sustained shareholder value creation. We remain ever mindful of valuations as there are still signs of excess in areas like high growth software. We continue to focus on attractive risk / reward equity opportunities in companies that are financially strong, well-managed and are benefitting from innovative strategies and disruptive megatrends. Thank you for your support.

BUFFALO DIVIDEND FOCUS FUND

The Buffalo Dividend Focus Fund Investor Class posted a return of 7.52% in the semi-annual period, underperforming the Morningstar US Large-Mid Index return of 9.04% and the S&P 500 Index return of 9.18%. With the exception of Consumer Discretionary (for the Fund) and Telecommunication Services, all sectors in the Fund and benchmark posted positive returns. The Fund's sectors with the highest weightings (Information Technology, Health Care, and Financials) had mixed performance relative to the index. Financials had favorable performance, while Information Technology and Health Care underperformed. The Fund's Consumer Staples, Energy, Industrials, Materials, and Utilities sectors delivered constructive performance relative to the benchmark. The Fund's sectors including Real Estate and Telecommunication Services detracted.

Specific securities that contributed most positively to performance included Viper Energy Partners LP (VNOM), Microsoft Corporation (MSFT), and Apple Inc. (AAPL). Viper Energy Partners LP, an owner of oil and natural gas properties, climbed as energy prices moved higher as supply/demand drivers improved as the economy rebounded from the Covid-19 slowdown. Microsoft advanced on anticipated enterprise IT spending growth, which should lead to robust sales and margin expansion. Apple gained on continued healthy demand for high margin products and services and increased stock buybacks.

Global Payments Inc. (GPN), Southwest Airlines Co. (LUV) and Exact Sciences Corp. (EXAS) detracted from the Fund's performance the most. Global Payments, which is involved in electronic transaction processing, declined during the period despite reporting results ahead of expectations as management's outlook missed lofty investor expectations and concerns regarding competition. Southwest Airlines Co. fell during the period giving back some of its robust gains in the 1st quarter due to anticipated weaker yields caused by higher fuel and operating expenses, as well as, the rise in Covid-19 cases in late summer. Exact Sciences Corp., which is involved in non-invasive medical testing, dropped as opportunities for testing declined due to patient wellness office visits that continue to lag a full recovery from the Covid-19 slowdown.

The stock market experienced a solid advance during the first five months of the semi-annual period reaching record highs every month; however, in September the market traded off and gave up some of its earlier gains. The rise in the early months of the time-period was attributed to the economy's continued recovery from the Covid-19 Pandemic. New Covid-19 infections, hospitalizations and deaths began to decline in spring into early summer as vaccines have been approved and injected into arms. Life was on the cusp of returning to normal. However, with the delta variant advance the momentum to a return to normal waned. The late summer surge in Covid-19 cases coincided with severe weather events (hurricanes, flooding, fires, etc.), supply chain logistics issues, key parts shortages, unemployment insurance plans ending, and inflation pressures leading to reduced estimates for economic growth. Investors are also watching Washington as Congress works on the budget, infrastructure plans, and raising the debt ceiling, with all parties indicating an unwillingness to compromise. The Fed continues to indicate that it views the current elevated levels of inflation as transitory, and that they are not likely to raise interest rates in the near term. However they are likely to curtail (or taper) their bond buying activity in near term, with a modest monthly decline in purchases.

(Unaudited)

Despite the uncertainty from the number of events listed above, we remain focused on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the Fund will continue to emphasize competitively advantaged companies that can be purchased at a fair value, in our opinion. As stock market volatility spikes, we will look for opportunities to find companies that fit our investment criteria, as we continue to follow our process of finding new investment ideas and to be ready when market declines provide better entry points.

BUFFALO EARLY STAGE GROWTH FUND

The Buffalo Emerging Opportunities Fund, effective October 16, 2020, changed its name to the Buffalo Early Stage Growth Fund. We believe this name better captures the spirit of the Fund, seeking holdings that are generally smaller than the median market capitalization of the benchmark and are bringing innovation to their industries through new products and/or services.

The Fund's Investor Class posted a return of 2.93% for the six-month period ending September 30, 2021 compared to the Morningstar US Small Growth Index return of 0.07%. These more subdued returns follow the historic rebound and strong market returns in calendar 2020.

The Fund's outperformance compared to the index during the semi-annual period was led by Consumer Discretionary and Healthcare sector holdings. The Fund maintained an overweight in the Consumer Discretionary sector which produced a return of 12.5%, on average, compared to the benchmark return of -2.6% for the sector. The Fund also generated superior stock selection in the Healthcare sector during the period, with the Fund's average return in the sector coming in at 2.1% versus -7.9% on average for the index.

The current market concerns are primarily focused on supply chain issues across sectors along with inflation not appearing to be as transitory as the Federal Reserve would like us to believe. This leads to market concerns over the Federal Reserve pulling off the gas and starting to apply pressure to the brake pedal. While lack of monetary stimulus is of concern, more fiscal stimulus seems possible. Overall we continue to point to the U.S. consumer balance sheet as one of the most important data points in providing positive direction for the economy and financial markets. In particular, personal incomes are well above pre-Covid levels, the M2 money supply is at record levels at $21 trillion, and household net worth is also at record levels. Thus, while the market might become unsettled from time to time, we believe there remains a strong backstop given the excess funds held by U.S. households.

Regardless of all the headlines we are presented with, our job remains to find attractive small cap companies that have not been fully appreciated by the market or are mispriced due to recent results or events. We believe less investor interest in our segment of the market creates opportunity for us to uncover value.

The Fund typically invests at the smaller end of the small cap growth spectrum and the managers continue to seek companies with sustainable growth due to secular growth trends or innovative or disruptive products.

The Buffalo Early Stage Growth Fund is focused primarily on identifying innovation within U.S. companies with primarily North American revenue bases. With an active share of greater than 90%, a lower turnover strategy with 50-70 holdings, the Fund will continue to offer a distinct offering from the Index and category peers.

BUFFALO FLEXIBLE INCOME FUND

The Buffalo Flexible Income Fund Investor Class returned 7.16% for the six-months ending September 30, 2021, compared to a return of 4.89% for the Morningstar Moderately Aggressive Target Risk Index. The top three contributors to the Fund's performance during the quarter were Microsoft, Nuance and ConocoPhillips. Microsoft reported strong earnings results with all segments reporting above the higher end of the prior guidance range. ConocoPhillips share price appreciation reflects improved commodity prices, its acquisition of Shell's Permian acreage and higher cash returns to shareholders while Nuance advanced when it announced that it had agreed to be acquired by Microsoft for a premium valuation.

The top detractors from results for the period were Intel and Clorox. Intel's decline reflects weak sales growth, concerns about PC competition, weaker gross margins, slower data center growth and an announced expansion into foundry. Clorox shares declined due to tougher comparisons as cleaning products saw strong demand in 2020 due to pandemic. Clorox is also contending with higher raw material prices which compressed margins.

(Unaudited)

The stock market continued to advance through July reaching record highs, however September traded off and gave up a lot of the semi-annual period's earlier gains. The early rise was due to expectations that the economy would continue to recover from the pandemic. At the time, new Covid-19 infections, hospitalizations and deaths were declining. However, a late summer surge in cases coincided with severe weather events (hurricanes, flooding, fires, etc.), supply chain delays, key parts shortages, and inflation pressures which led to reduced estimates for economic growth. Investors are also watching politics in Washington as Congress works on the budget, an infrastructure plan, and the debt ceiling. The Federal Reserve continued to indicate that it views elevated levels of inflation as transitory, and not likely to trigger interest rates increases in the near term. However, they did forecast a taper in their bond buying activity with a modest monthly decline in purchases. As always, we remain focused on wide moat, large capitalization dividend paying companies trading at reasonable valuations, in our view. As stock market volatility spikes, we will look for opportunities to find companies that fit our investment criteria, as we continue to follow our process of finding new investment ideas and to be ready when market declines provide better entry points.

BUFFALO GROWTH FUND

The Buffalo Growth Fund Investor Class produced a return of 12.01% during the semi-annual period but trailed the Morningstar US Growth Index's return of 15.61%. Strong stock selection in the Industrials and Real Estate sectors was offset by underperformance in the Fund's Information Technology and Consumer Discretionary holdings. In short, our valuation discipline was the root of the relative underperformance in the period. Economic gains stalled as Covid fears reignited, meanwhile long-term Treasury yields fell early in the period after jobs reports surprised to the downside, inflation reports surprised to the upside, and Federal Reserve communications turned slightly more hawkish. Within equity markets, the main beneficiaries of lower long-term interest rates were long-duration (high valuation) growth stocks, where the Fund was underweight relative to the index.

TOP CONTRIBUTORS

Microsoft Corporation was the top contributor to performance in the period. The company is a prime beneficiary of workplace digital transformation and the move from on premise IT infrastructure to the cloud. As the economy emerges from the pandemic Microsoft appears well positioned to gain a share of rising IT budgets.

Alphabet Inc. was also a top contributor in the period. The company experienced improving growth in its leading digital advertising businesses following a relatively cautious ad budget environment through most of last year. Alphabet is poised to benefit in 2021 as digital advertising budgets expand alongside improving economic conditions.

TOP DETRACTORS

TripAdvisor Inc. was caught up in general travel industry weakness. The rise of the delta variant drove some countries to reinstate previously abandoned lockdown measures, causing investors to push out their projections for a broad travel recovery. Additionally, their promising new Trip Advisor Plus subscription business experienced some early stage growing pains after it tweaked its offering to ensure rate-parity across the various platforms. We believe the changes will drive new partners onto the platform. TripAdvisor stands to benefit as travel demand, dining and entertainment rebound.

Global Payments also detracted from the Fund's performance. Despite reporting strong financial results, investors were concerned that the company didn't raise annual guidance by the amount of the beat, implying a slowdown in the second half of the year. Additionally, investors responded to changing interest rates by rotating from payment stocks to banks and/or faster growing "fintech" companies.

OUTLOOK

The market environment remains constructive for equity investing. Corporate earnings are recovering and interest rates remain relatively low by historical standards providing a healthy backdrop for equities. Vaccination rates are increasing worldwide contributing to increased mobility, improved business and consumer confidence and rapidly improving economic activity. Supply constraints, labor shortages, shipping bottlenecks and a slow return to work are contributing to inflation and holding back the economy in the near term, but as these things ease, robust corporate earnings growth is poised to follow suit in our opinion. We believe that the global reopening has been delayed and that as these supply side bottlenecks ease, economic expansion will continue.

As we get further along into the recovery, concerns about high debt levels, corporate profit margins, decelerating

(Unaudited)

growth, virus mutations, and a more hawkish Fed could affect equity valuations. Inflation, and the Fed's response to it, will be of vigorous interest throughout the remainder of the year. In its latest public messaging, we think the Fed has already passed the threshold from Dovish to Hawkish regarding its messaging on inflation given the persistence of supply chain constraints and rising prices. As the drum-beat for Fed tapering grows louder we think the market could transition incrementally away from speculative and early cycle stocks and rotate increasingly to growth and quality as tapering begins to reduce liquidity while peaking growth rates cause investors to be more discerning about cyclically oriented equities.

We believe the portfolio is well positioned for an environment of increased economic optimism and higher long-term interest rates. But this is a result of our bottom-up process, not the implementation of any top-down view. We are under-exposed to hyper-growth companies with sky high valuation multiples because we don't think they currently present us with an attractive risk/reward profile. While we are mindful of macroeconomic fluctuations, they do not drive our investment process. We will continue to invest in businesses with solid growth opportunities, durable competitive advantages, scalable business models, and good management teams, when they are trading at attractive valuations, in our opinion. Thank you for your continued support.

BUFFALO HIGH YIELD FUND

The Buffalo High Yield Fund Investor Class increased 3.28% for the six months ending September 30, 2021, underperforming the ICE BofAML High Yield Master II Index which gained 3.74% for the same period.

The U.S. high yield sector continued its positive return streak in both the June and September quarters, posting six consecutive positive quarters after suffering the significant COVID-19 correction in the March 2020 quarter. In fact, high yield bond yields posted record lows in July hitting 4.22% as investors seemed to accept the Fed's claim that current inflation will prove transitory. However, from that point forward, high yield returns were more muted as investors weighed strong corporate earnings and economic data versus a potential pivot towards tapering by the Federal Reserve, uncertainty regarding the spread of delta variant and a potential fallout from China's Evergrande default. The 10-Year

Treasury Bond returned 2.98% during the six month period while the S&P 500 Index logged a 9.18% return.

High yield funds experienced outflows of $1.3 billion during the semi-annual period. This compares to a robust $58 billion cash inflow during the same period last year. During the six-month period, high yield primary market activity produced $250 billion of new issuance which almost matched the $277 billion issued in the same 2021 timeframe. Both periods were driven largely by refinancing activities. According to JP Morgan, the middle and upper credit quality tiers each accounted for roughly 42% of the new issuance with the lower tier producing roughly 15% of new bonds. By sector, the heaviest volume came from Healthcare (11.1%), Energy (10.8%), and Financials (10.3%).

During the six month period, the 10-year Treasury Bond's yield decreased 21 basis points to 1.53% after dropping as low as 1.17% in early August. Every sector in the U.S. high yield universe and every credit rating silo produced positive returns during the six months ending in September. According to data from JP Morgan, the higher and lower quality ends of the high yield credit spectrum outperformed the split BB/B rated middle tier credits with the lower split B/CCC segment performing the best.

According to data from JP Morgan, the U.S. high yield market's spread to worst at the end of September was 385 basis points, 218 bps tighter than the 603 bps spread at the end of September 2020 and 204 bps tighter than its 20-year historical average of 589 bps. After touching a record low of 4.22% in July, the yield to worst for the high yield market at period end was 4.51%, below the 6.32% yield last September and still well below the 8.14% 20-year average.

During the semi-annual period the top contributors to Fund performance were Nuance Communications 1.5% convertible bonds, Northern Oil & Gas 8.125% corporate bonds, and Cerence 3% convertible bonds. In early April 2021, Microsoft announced the acquisition of Nuance for a 23% premium, driving the strong performance in Nuance convertible bonds. The Northern Oil & Gas bonds, along with the energy sector as a whole, improved on the back of surging natural gas and crude oil prices during the six month period as the Covid-19 vaccinations roll-out increased economic activity and global supplies fell short of demand. Cerence is a technology driven enterprise that reported better than expected earnings and guidance during the period and the underlying stocks benefited from the strong demand

(Unaudited)

from investors to own the technology sector early in the period.

The Invacare 4.25% convertible bonds, Smile Direct Club 0.0% convertible bonds, and the Avaya 2.25% convertible bonds detracted the most from performance during the period. Invacare convertible bonds were negatively impacted by a disappointing earnings announcement that were driven by global supply chain disruptions. Smile Direct Club convertible bonds declined after posting weaker than expected earnings. Despite meeting analysts' estimates, Avaya convertible bonds declined after the company provided guidance for the rest of 2021 that missed expectations.

We ended the first half of fiscal 2022 with 147 positions, basically unchanged from the previous quarter's level of 148 (excluding cash). We are focused first and foremost on the ongoing recovery from the COVID-19 pandemic, the supply chain disruptions that have occurred as a result, and the Federal Reserve's balancing act between growth and inflation. The potential for new regulatory changes to various industries from the Biden administration is a secondary focus. We are managing the Fund cautiously yet actively, focusing on high-quality issuers with defensive business models and manageable credit metrics. We will continue to deploy cash in opportunities that we believe offer the most appealing risk/reward tradeoff, with a bias toward shorter durations and less levered credits. Additionally, we believe bank loans offer a more defensive position as they provide senior positioning in the capital structure and less interest rate sensitivity due to their floating rate structures. Finally, we continue to look for opportunities in convertible bonds and preferred stocks.

BUFFALO INTERNATIONAL FUND

Equity markets outside the U.S. advanced during the 6-month period ending September 30, 2021, driven by European markets, as vaccine rollouts accelerated and European countries began to recover from the pandemic. The momentum began to taper towards the end of the period, however, as concerns around inflation, global supply chains, and a failing property developer in China weighed on markets. The Japanese market was flat during the period, while the Hong Kong market sold off considerably. The S&P 5OO Index advanced 9.18% for the period while the MSCI All-Country World ex-USA Index advanced just 2.19%.

The Buffalo International Fund Investor Class produced a return of 10.19% for the semi-annual period, outperforming the MSCI All-Country World ex-USA Growth Index and the broader Morningstar Global Markets ex-US Index, which posted returns of 2.60% and 2.98%, respectively. Compared to the Morningstar index, outperformance was mostly due to stock selection as sector allocation was a small drag on relative results. Our lack of Energy, a strong performing benchmark sector in the period, weighed on the sector allocation effect.

Top contributors in the 6-month period included Sartorius Stedim Biotech SA, IMCD N.V., and ASML Holding NV. Sartorius Stedim, a global provider of equipment used in manufacturing biologic drugs, reported better results than expected and raised its guidance for the year on a record 80% increase in orders. Biologic drugs are in ever higher demand due to increases in biosimilars, new treatment modalities, and emerging markets. IMCD, a global distributor of specialty chemicals, continued to benefit from the growing market for outsourcing by chemical companies. While chemical companies rationalize the number of distributors for efficiency gains, large players like IMCD are able to gain market share. Meanwhile, ASML , the sole provider of certain equipment for semiconductor manufacturing, has seen increased demand for its equipment as semiconductor manufacturers have been building capacity. Investors also believe the company will be a key beneficiary of some longer-term trends such as spend on elevated logic and memory equipment for AI.

Top detractors during the 6-month period were Tencent Holdings, TeamViewer AG and Nintendo. Tencent, a social networking payment and mobile games company in China, saw continued pressure on its stock price as China announced policy intentions surrounding restricting video games for minors, breaking down "walled gardens", state ownership of data and a need for internet companies to no longer focus solely on profitability. We decided to sell our position until there is clearer visibility on the outlook and future prospects for the internet giant. TeamViewer, which offers software solutions for remote access and connectivity, declined after a disappointing quarterly report. Increased customer churn showed that the customers acquired during the earlier part of the pandemic were not staying and it seems the company does not have a strong enough competitive advantage in the face of competition. Therefore, we decided to sell our position. Finally, Nintendo, the well-known Japanese video game company, had poor

(Unaudited)

performance during the period, as delays related to anticipated new product launches weighed on the stock. We continue to believe that over the long-term the company's business model will be less volatile and less reliant on new hardware, as digital software sales increase.

Going forward, market volatility is likely to continue in our view. On the one hand, global economies continue to recover, as vaccination rates rise, and mobility and overall economic activity improves. On the other hand, however, uncertainty around future growth and inflation will most likely continue to weigh on the market. Supply chain bottlenecks continue around the globe, with shortages of semiconductors affecting the automotive and technology industries, while Covid-related factory closures and delays at ports wreak havoc on retailers. Companies in nearly every industry are now reporting cost inflation, whether it be from labor costs, raw materials, transportation or energy. Recent worries related to China's slowing economic growth and the secondary effects have become a global concern, as the country is dealing with regulatory measures that have now affected most industries.

Despite these storm clouds, we will continue to seek high quality companies that have sound business models, competitive advantage, that are backed by secular growth drivers that can lead to long-term growth. Targeted companies should be attractively priced, financially stable, and well-managed with innovative strategies. We believe this discipline should lead to superior risk-adjusted returns over the long term.

BUFFALO LARGE CAP FUND

The Buffalo Large Cap Fund Investor Class produced a return of 12.22% for the 6-month period ending September 30, 2021, a result that outperformed the S&P 500 Index and the Morningstar Large Cap Growth Category average, but underperformed the prospectus benchmark Morningstar US Large Growth Index return of 18.13% in the period.

While the Fund's total return on an absolute basis was solid, stock selection in Healthcare, Consumer Discretionary and Financials led to the relative shortfall against the benchmark. We point out that not owning several strong performing benchmark holdings including Tesla and Moderna negatively impacted our relative performance.

Overall the top contributors to portfolio performance for the period were Microsoft, Alphabet, and Apple Inc. Microsoft Corporation was the top contributor to performance in the period. The company is a prime beneficiary of workplace digital transformation and the move from on premise IT infrastructure to the cloud. As the economy emerges from the pandemic, Microsoft appears well positioned to gain a share of rising IT budgets.

Alphabet is the parent company of Google and several former Google subsidiaries. Shares appreciated on the back of a strong, across the board financial performance with both Search, YouTube, and Cloud. We continue to have a large position in Alphabet based on our expectation the company will continue to drive strong growth from its leading franchises in online search and digital video advertising, while also gaining share in the large and fast growing public cloud computing sector on the strength of its highly differentiated machine learning tool-kit.

Apple gained on continued healthy demand for high margin products and services and increased stock buybacks.

Meanwhile the top detractors from portfolio performance for the period were Cigna, Twilio, and FedEx. Shares of health insurer Cigna declined during the period as the company reported a disappointing Medical Loss Ratio (MLR). MLR within the U.S. Medical segment was much higher than estimates which management attributed to higher COVID-19-related costs and a quicker return of non-COVID-19 utilization than originally expected.

Twilio, a leading communications-platform-as-a-service, or CPaaS, firm that integrates communications capabilities such as messaging, voice, and video into client-facing products, reported a slowdown in organic growth and reduced profitability. Although the company experienced an uptick in revenue it was offset by higher costs, resulting in depressed profitability. The higher loss compared with previous guidance was a result of accelerating investments in the platform and growth-supporting areas such as research and development and sales and marketing.

FedEx is a leading multination transportation and package delivery company highly leveraged to growth of e-commerce and business services such as overnight delivery. FedEx shares declined stemming from revenues and expenses being negatively impacted from a material labor shortage in package handlers at facilities around the U.S. The corollary has been late deliveries and extra

(Unaudited)

overtime pay for current workers. We own a moderately weighted position in FedEX as the company should continue to benefit from the acceleration of e-commerce globally owing to its broad, global network of linked aircraft and ground transportation. We also see a three to four year margin recovery theme, as certain aircraft are retired coupled with TNT acquisition synergies and increased pricing power. We expect some modest relief with stronger than normal seasonal shipping rate increases and some improvement on the labor front as we exit past supplemental unemployment benefits.

From a sector perspective, healthcare and financials remain slight relative over-weights due to our conviction in growth cyclicals/defensives heading into 2022. However, we would stress that information technology and consumer discretionary remain, by a large margin, the largest weightings in our Fund. There are a myriad of possible outcomes for the remaining weeks of 2021 with no real certainty from several different outcomes. We've mentioned to colleagues over the last several months that we don't recall ever having so many low probability events all occurring at the same time. From Covid-19, climate change, debates around the durability of the most significant increase in material, shelter and wage prices we have seen in 40 plus years resulting mostly from supply chains and product shortages. Add to this array of uncertainties is the increasingly tenuous relations between the U.S. and China and China's own overt intentions around reunification with Taiwan.

We attempt to risk mitigate from an overall portfolio level but acknowledge in an imperfect world there are multiple possible outcomes from a macro level.

BUFFALO MID CAP FUND

The Buffalo Mid Cap Fund Investor Class returned 4.01% for the six-month period ended September 30, 2021. Over the same period, the Morningstar US Mid Growth Index returned 11.55%. The Fund underperformed as the Covid 19 Delta variant spread and interest rates fell, causing weakness in reopening beneficiaries and strength in high-multiple, long-duration growth companies. We continue to believe that the valuations being assigned to unprofitable technology companies are unsustainable. We maintain less exposure to the most expensive stocks in the index, and that was the primary drag on relative performance.

POSITIVES

MSCI reported two strong quarters during the period. Index revenue came in ahead of expectations, and their ESG and climate offerings drove accelerating revenue growth. The strong revenue performance led the company to increase free cash flow guidance. MSCI should benefit from the growth of international investing, increasing use of passive investments, and ESG driven investing for years to come.

Gartner, a technology focused research and advisory company, reported earnings with significant upside across all metrics. Contract value growth accelerated sharply in both business segments. Expense growth remained controlled, and earnings and cash flow forecasts were materially increased after the quarter. While research and consulting are both growing nicely, their conferences' business could provide further upside with a return to in-person events.

Palo Alto Networks shares advanced driven by accelerating growth and a better than expected outlook for fiscal 2022. The company appears to be at the end of an investment cycle, and it has adapted its product portfolio to prosper from a network security market driven by cloud computing use cases. This pivot by the company to embrace cloud security should continue to support revenue growth as investment levels normalize and boost profit growth.

NEGATIVES

The top three detractors from Fund performance were TripAdvisor, Lyft, and Vroom. TripAdvisor shares were under pressure as spread of the Covid 19 Delta variant delayed a rebound in the travel industry. Also, TripAdvisor announced a change to their new TripAdvisor Plus offering, leading investors to question how the rollout was going and what the total opportunity could be.

Lyft shares were negatively impacted by renewed fears over Covid-19 driven by the Delta variant. Despite reporting results that exceeded expectations and a better than expected profit outlook, shares traded off on guidance for less robust sales growth.

Next, Vroom, an online dealership for used cars, was negatively impacted by a mixed outlook for the September quarter. Used car prices have seen unprecedented appreciation driven by scarce new car availability resulting from component shortages. Expectations for a return to normal price depreciation

(Unaudited)

drove a decline in gross profit margin per unit and was a catalyst that sent shares lower.

OUTLOOK

Consensus thinking is coming around to the fact that inflation may not be completely transitory and the Federal Reserve will likely have to dial back its support for the economy. The current debate centers on whether or not the economy can continue to grow in the face of higher inflation and less fiscal stimulus. This can lead in two directions, stagflation or robust economic growth. Judging by the flattening yield curve and the outperformance of high-multiple, long-duration growth equities, stagflation appears to be the more popular view. We take the other view.

The Delta variant has clearly hampered the economic reopening, but we believe it has only delayed a more robust recovery. We don't foresee weak consumer demand and high employment as problems anytime soon. Consumer wallets are in good shape, helped by government support during the pandemic. To some extent, this has reduced incentives to work, at least at pre-Covid wage levels. Job growth has been disappointing recently, but with vaccination rates up, the possibility of a pharmaceutical treatment, declining Covid cases, and reduced unemployment benefits, we would expect this to improve. Improving labor supply, along with fewer factory and port closures, should alleviate widespread supply chain problems and boost economic growth.

We believe the portfolio is well positioned for an environment of increased economic optimism and higher long-term interest rates. But this is a result of our bottom-up process, not the implementation of any top-down view. We are under-exposed to hyper-growth companies with sky high valuation multiples because we don't think they currently present us with an attractive risk/reward profile. While we are mindful of macroeconomic fluctuations, they do not drive our investment process. We will continue to invest in businesses with solid growth opportunities, durable competitive advantages, scalable business models, and good management teams, when they are trading at attractive valuations, in our opinion. Thank you for your continued support.

BUFFALO SMALL CAP FUND

The Buffalo Small Cap Fund Investor Class produced a return of 1.99% for the semi-annual period,

outperforming the Morningstar US Small Cap Growth Index return of 0.07%. During the 6-month period, small cap stocks performed well in the first half of the period, but sold off in the second half as inflation concerns and more persistent supply chain complications weighed on stock performance. Index performance was led by Energy, Technology, Real Estate and Industrials, but offset by weakness in Telecom Services, Utilities and Healthcare.

The Fund's outperformance relative to the benchmark was driven by solid stock selection in Technology, Consumer Discretionary, and Financials that was slightly offset by underperformance in Telecom Services, Industrials and Healthcare.

TaskUs was a meaningful contributor to performance during the period. A recent Initial Public Offering (IPO), we believe TaskUs is a unique Business Process Outsourcer (BPO) in that it has high growth, a great vertical end-market in Technology with fast growing customers, high recurring revenue, and no meaningful legacy services that weigh on future growth. The company got off to a fast start meaningfully beating consensus estimates and taking growth expectations higher on their first reporting period and the stock responded well.

Everi was another meaningful contributor during the period. Everi's casino customers continued to experience gradual improvement in operating results despite an increase in Covid cases due to the delta variant allowing the company's slot and fintech placements to experience solid results. Furthermore, Everi is experiencing further acceptance of its mobile wallet solution as it announced Penn National Gaming as a customer during the period. The product remains early in its life cycle and its further acceptance could drive additional investors into the stock.

Viant Technology was an underperformer during the period. A provider of an alternative Demand Side Platform (DSP) that is not reliant on traditional cookies in web browsers to appropriately identify suitable programmatic ad targets struggled during the period. Google, maker of the popular Chrome browser, delayed the timeframe for when it would no longer use cookies to identify users thereby pushing out a key catalyst for the stock. We believe that advertisers will continue to look for other DSP alternatives knowing that the cookie's days are numbered and that Viant will continue to gain share in this fast growing market.

(Unaudited)

The outlook for small caps remains somewhat mixed, in our view. Investor concerns over rising inflation, a planned reduction in the Fed's purchase of bonds, higher interest rates, a looming debt ceiling vote, uncertainty in Washington, continued economic headwinds from supply chain disruptions, and ongoing fears of additional Covid outbreaks weighs on market sentiment and has driven investors to the relative safety of larger cap companies or less risky assets. As one can surmise from the length of the list of concerns, there is definitely a decently sized wall of worry impacting investors. We believe that many of these concerns are already "baked into the cake," noting that small cap growth stocks have experienced a significant amount of relative underperformance this year. Furthermore, small cap stocks tend to outperform as the economy accelerates and with the worst of the delta variant seemingly behind us, most economists have fourth quarter GDP picking back up after ratcheting down third quarter growth expectations due to Covid. We also note that small caps tend to outperform in periods of rising interest rates as this is generally a sign of an improving economy. The yield on 10-year U.S. Treasury Bonds has started rising after bottoming in July.

While growth stocks may continue to lag value if the economy experiences an acceleration due to supply chain improvements or as Covid fears wane, we remain confident in the outlook for growth stocks in the medium- to long-term as high government debt levels may eventually weigh on outsized GDP growth giving growth companies premium positioning with investors. We are cognizant of the negative impact rising interest rates typically have on long duration assets characterized by high valuations and significant operating losses, and are positioning the portfolio accordingly.

Sincerely,

John C. Kornitzer

President, KCM

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management, Inc. is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds. Any such impact could affect the Funds' performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%) Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. A Spread is the difference between the bid and the ask price of a security.

Spread to worst is the difference between the yield to worst of a bond and the yield to worst of a U.S. Treasury security with similar duration.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Active share is a measure of the percentage of stock holdings in a manager's portfolio that differs from the benchmark index.

Yield curve is the curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity.

The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All-Country World ex US Index captures large and mid cap representation across 22 of 23 developed market countries (excluding the US) and 26 emerging markets countries.

INVESTMENT RESULTS (UNAUDITED)

Total Returns as of September 30, 2021

			Average Annual
	Gross Expense Ratio****	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception
Buffalo Discovery Fund — Investor Class (inception date 4/16/01)	1.01%	4.83%	28.76%	17.23%	17.38%	10.64%	N/A
Buffalo Discovery Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	4.88%	28.93%	17.40%	17.56%	N/A	19.25%
Morningstar US Mid Growth Index	N/A	11.55%	31.01%	21.55%	17.91%	10.14%	25.59%
Lipper Multi-Cap Growth Funds Index	N/A	9.67%	28.04%	21.39%	18.17%	9.21%	27.01%
Buffalo Dividend Focus Fund — Investor Class (inception date 12/03/12)	0.94%	7.52%	29.83%	14.56%	N/A	14.00%	N/A
Buffalo Dividend Focus Fund — Institutional Class (inception date 7/1/19)[1]	0.79%	7.60%	30.03%	14.73%	N/A	N/A	18.23%
Morningstar US Large-Mid Cap Index	N/A	9.04%	30.20%	17.18%	N/A	15.90%	20.83%
S&P 500 Index	N/A	9.18%	30.00%	16.90%	N/A	15.77%	20.14%
Lipper Equity Income Funds Index	N/A	5.30%	28.86%	11.49%	N/A	11.60%	12.62%
Buffalo Early Stage Growth Fund — Investor Class (inception date 5/21/04)	1.51%	2.93%	44.60%	22.04%	19.55%	11.29%	N/A
Buffalo Early Stage Growth Fund — Institutional Class (inception date 7/1/19)[1]	1.36%	3.01%	44.79%	24.66%	19.73%	N/A	28.30%
Morningstar US Small Growth Index	N/A	0.07%	27.66%	16.67%	15.98%	10.77%	19.19%
Lipper Small-Cap Growth Funds Index	N/A	3.89%	35.39%	18.78%	16.67%	10.74%	21.68%
Buffalo Flexible Income Fund — Investor Class (inception date 8/12/94)	1.01%	7.16%	28.89%	8.32%	8.35%	7.30%	N/A
Buffalo Flexible Income Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	7.24%	29.15%	8.48%	8.52%	N/A	8.76%
Morningstar Moderately Aggressive Target Risk Index*	N/A	4.89%	23.81%	11.36%	10.89%	N/A	13.36%
60% Morningstar US Large Cap Index/ 40% ICE BofAML US High Yield Master II Index	N/A	7.38%	21.40%	13.25%	13.14%	9.47%	15.48%
Bank of America Merrill Combined Index (60% S&P 500® Index/40% ICE BofAML US High Yield Master II Index)	N/A	7.04%	22.43%	12.71%	12.93%	9.54%	14.68%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	4.48%	18.12%	9.16%	8.96%	7.28%	11.44%
Buffalo Growth Fund — Investor Class (inception date 5/19/95)	0.92%	12.01%	26.56%	18.43%	16.79%	11.27%	N/A
Buffalo Growth Fund — Institutional Class (inception date 7/1/19)[1]	0.77%	12.11%	26.78%	18.61%	16.97%	N/A	21.18%
Morningstar US Growth Index**	N/A	15.61%	31.05%	24.23%	20.12%	N/A	30.43%
Lipper Large Cap Growth Funds Index	N/A	12.34%	26.86%	22.14%	18.70%	9.97%	27.28%

(Unaudited)

			Average Annual
	Gross Expense Ratio****	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception
Buffalo High Yield Fund — Investor Class (inception date 5/19/95)	1.03%	3.28%	13.00%	6.09%	6.48%	7.07%	N/A
Buffalo High Yield Fund — Institutional Class (inception date 7/1/19)[1]	0.87%	3.36%	13.22%	6.24%	6.63%	N/A	8.36%
ICE BofAML High Yield Master II Index	N/A	3.74%	11.46%	6.35%	7.30%	7.16%	6.50%
Lipper High Yield Bond Funds Index	N/A	3.67%	11.97%	6.02%	6.77%	5.98%	6.11%
Buffalo International Fund — Investor Class (inception date 9/28/07)	1.04%	10.19%	27.39%	14.24%	11.84%	6.68%	N/A
Buffalo International Fund — Institutional Class (inception date 7/1/19)[1]	0.89%	10.23%	27.57%	14.40%	12.00%	N/A	17.70%
Morningstar Global Markets ex-US Index	N/A	2.98%	25.11%	9.21%	8.05%	3.38%	11.09%
Lipper International Funds Index	N/A	3.20%	26.32%	9.66%	8.95%	3.51%	12.61%
Buffalo Large Cap Fund — Investor Class (inception date 5/19/95)	0.95%	12.22%	27.28%	19.00%	17.99%	10.94%	N/A
Buffalo Large Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.80%	12.33%	27.45%	19.18%	18.17%	N/A	23.68%
Morningstar US Large Growth Index***	N/A	18.13%	27.69%	24.01%	20.29%	N/A	29.07%
Lipper Large-Cap Growth Funds Index	N/A	12.34%	26.86%	22.14%	18.70%	9.97%	27.28%
Buffalo Mid Cap Fund — Investor Class (inception date 12/17/01)	1.03%	4.01%	31.17%	16.50%	14.40%	9.81%	N/A
Buffalo Mid Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.88%	4.15%	31.34%	16.68%	14.57%	N/A	21.95%
Morningstar US Mid Growth Index	N/A	11.55%	31.01%	21.55%	17.91%	10.81%	25.59%
Lipper Mid-Cap Growth Funds Index	N/A	7.58%	29.93%	19.47%	16.71%	10.10%	21.97%
Buffalo Small Cap Fund — Investor Class (inception date 4/14/98)	1.01%	1.99%	42.39%	24.86%	19.40%	13.80%	N/A
Buffalo Small Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	2.07%	42.54%	25.05%	19.57%	N/A	34.82%
Morningstar US Small Growth Index	N/A	0.07%	27.66%	16.67%	15.98%	7.43%	19.19%
Lipper Small-Cap Growth Funds Index	N/A	3.89%	35.39%	18.78%	16.67%	8.57%	21.68%

1  The Institutional Class commenced operations on 7/1/2019. Performance for periods prior to 7/1/2019 is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class.

*  The inception date of the Morningstar Moderately Aggressive Target Risk Index is February 18, 2009. The annualized return since inception as of September 30, 2021 is 12.05%.

**  The inception date of the Morningstar US Growth Index is July 3, 2002. The annualized return since inception as of September 30, 2021 is 12.34%.

***  The inception date of the Morningstar US Large Growth Index is July 3, 2002. The annualized return since inception as of September 30, 2021 is 11.67%.

****  As reported in the Funds' Prospectus dated July 1, 2021. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 102.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

(Unaudited)

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Morningstar US Mid Growth Index measures the performance of US mid-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The Morningstar US Large-Mid Cap Index measures the performance of the US equity market targeting the top 90% of stocks by market capitalization. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Morningstar US Small Growth Index measures the performance of US small-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flows and sales. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Morningstar US Large Cap Index measures the performance of the US equity market targeting the top 70% of stocks by market capitalization. The ICE BofAML US High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Morningstar US Growth Index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Large Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Morningstar Global Market ex-US Index is designed to provide exposure to the top 97% market capitalization in each of two market segments, developed markets, excluding the United States, and emerging markets. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Morningstar US Large Growth Index measures the performance of US large-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Morningstar Moderately Aggressive Target Risk Index is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in healthcare and information technology companies, foreign securities, debt securities, lower- or unrated securities and medium and small companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees, shareholder servicing fees (Investor Class only) and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 – September 30, 2021).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,048.30	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06
Institutional Class
Actual	$1,000.00	$1,048.80	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

(Unaudited)

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,075.20	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71
Institutional Class
Actual	$1,000.00	$1,076.00	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

BUFFALO EARLY STAGE GROWTH FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,029.30	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.64
Institutional Class
Actual	$1,000.00	$1,030.10	$7.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.13

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,071.60	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,072.40	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

BUFFALO GROWTH FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,120.10	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.66
Institutional Class
Actual	$1,000.00	$1,121.10	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

(Unaudited)

BUFFALO HIGH YIELD FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,032.80	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,033.60	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,101.90	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42
Institutional Class
Actual	$1,000.00	$1,102.30	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

BUFFALO LARGE CAP FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,122.20	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71
Institutional Class
Actual	$1,000.00	$1,123.30	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,040.10	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,041.50	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

(Unaudited)

BUFFALO SMALL CAP FUND	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 - September 30, 2021*
Investor Class
Actual	$1,000.00	$1,019.90	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,020.70	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 to project a one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS
(UNAUDITED)

Percentages represent market value as a percentage of investments as of September 30, 2021.

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EARLY STAGE GROWTH FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

(Unaudited)

Percentages represent market value as a percentage of investments as of September 30, 2021.

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value*
Common Stocks		96.08%
Communication Services		4.32%
	Diversified Telecommunication Services	1.29%
253,879	Bandwidth, Inc.(a)	22,920,196
	Entertainment	1.91%
50,514	Roku, Inc.(a)	15,828,562
118,415	Take-Two Interactive Software, Inc.(a)	18,244,199
		34,072,761
	Interactive Media & Services	1.12%
1,052,780	Eventbrite, Inc.(a)	19,908,070
Total Communication Services (Cost $90,720,347)		76,901,027
Consumer Discretionary		14.49%
	Hotels, Restaurants & Leisure	6.57%
9,093	Chipotle Mexican Grill, Inc.(a)	16,526,709
183,069	Darden Restaurants, Inc.	27,729,462
623,684	Everi Holdings Inc.(a)	15,080,679
526,645	MGM Resorts International	22,724,732
329,120	Penn National Gaming, Inc.(a)	23,848,035
489,494	Sportradar Holding AG — ADR(a) (b)	11,077,249
		116,986,866
	Internet & Direct Marketing Retail	1.93%
209,630	Expedia Group, Inc.(a)	34,358,357
	Leisure Products	1.73%
644,925	Callaway Golf Co.(a)	17,819,278
149,104	Peloton Interactive, Inc.(a)	12,979,503
		30,798,781
	Specialty Retail	3.16%
75,255	Five Below, Inc.(a)	13,305,837
361,803	Olaplex Holdings, Inc.(a)	8,864,173
106,059	Ross Stores, Inc.	11,544,522
110,651	Tractor Supply Co.	22,418,999
		56,133,531
	Textiles, Apparel & Luxury Goods	1.10%
292,381	VF Corp.	19,586,603
Total Consumer Discretionary (Cost $197,118,112)		257,864,138

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Financials		4.52%
	Capital Markets	3.25%
151,540	Intercontinental Exchange, Inc.	17,399,823
66,495	MSCI, Inc.	40,451,568
		57,851,391
	Diversified Financial Services	1.27%
143,274	Global Payments Inc.	22,577,117
Total Financials (Cost $36,172,910)		80,428,508
Health Care		21.24%
	Biotechnology	4.61%
239,815	Horizon Therapeutics Plc — ADR(a) (b)	26,269,335
168,835	Ligand Pharmaceuticals, Inc.(a)	23,522,092
289,495	Natera, Inc.(a)	32,261,323
		82,052,750
	Health Care Equipment & Supplies	4.36%
188,200	Alcon, Inc. — ADR(b)	15,144,454
579,200	Boston Scientific Corp.(a)	25,131,488
24,237	IDEXX Laboratories, Inc.(a)	15,072,990
152,299	Zimmer Biomet Holdings, Inc.	22,290,482
		77,639,414
	Health Care Providers & Services	2.43%
127,930	Guardant Health, Inc.(a)	15,992,530
420,050	HealthEquity, Inc.(a)	27,202,438
		43,194,968
	Life Sciences Tools & Services	8.30%
131,444	Agilent Technologies, Inc.	20,706,373
766,870	Avantor, Inc.(a)	31,364,983
21,380	Bio-Rad Laboratories, Inc.(a)	15,948,411
66,415	Charles River Laboratories International, Inc.(a)	27,407,478
115,506	ICON PLC. — ADR(a) (b)	30,264,882
875,560	Stevanato Group SpA — ADR(a) (b)	22,160,424
		147,852,551
	Pharmaceuticals	1.54%
205,860	Catalent, Inc.(a)	27,393,790
Total Health Care (Cost $251,623,591)		378,133,473

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Industrials		20.00%
	Building Products	1.22%
419,837	Builders FirstSource, Inc.(a)	21,722,366
	Commercial Services & Supplies	1.65%
211,816	Copart, Inc.(a)	29,383,116
	Construction & Engineering	1.46%
300,765	MasTec, Inc.(a)	25,950,004
	Electrical Equipment	3.57%
230,015	AMETEK, Inc.	28,524,160
85,952	Generac Holdings, Inc.(a)	35,126,004
		63,650,164
	Machinery	1.02%
358,709	Ingersoll Rand, Inc.(a)	18,082,521
	Professional Services	8.09%
319,660	CoStar Group, Inc.(a)	27,509,939
356,495	IHS Markit Ltd. — ADR(b)	41,574,447
230,664	TransUnion	25,905,874
408,265	Upwork, Inc.(a)	18,384,173
152,795	Verisk Analytics, Inc.	30,600,255
		143,974,688
	Road & Rail	0.96%
319,073	Lyft, Inc.(a)	17,099,122
	Trading Companies & Distributors	2.03%
392,325	Fastenal Co.	20,247,893
138,431	WESCO International, Inc.(a)	15,963,863
		36,211,756
Total Industrials (Cost $195,733,718)		356,073,737
Information Technology		29.21%
	Communications Equipment	3.79%
36,078	Arista Networks Inc.(a)	12,397,844
343,785	Ciena Corp.(a)	17,653,360
121,464	F5 Networks, Inc.(a)	24,144,614
158,156	Lumentum Holdings, Inc.(a)	13,212,352
		67,408,170

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Electronic Equipment, Instruments & Components	4.07%
307,274	Amphenol Corp. — Class A	22,501,675
193,390	Keysight Technologies, Inc.(a)	31,772,043
463,933	National Instruments Corp.	18,200,092
		72,473,810
	IT Services	4.00%
87,140	Akamai Technologies, Inc.(a)	9,113,972
30,540	EPAM Systems, Inc.(a)	17,422,459
91,566	FleetCor Technologies, Inc.(a)	23,923,449
296,630	GoDaddy, Inc. — Class A(a)	20,675,111
		71,134,991
	Semiconductors & Semiconductor Equipment	3.07%
39,877	KLA-Tencor Corporation	13,339,255
257,096	Micron Technology, Inc.(a)	18,248,674
135,509	Universal Display Corp.	23,166,619
		54,754,548
	Software	14.28%
532,000	8x8, Inc.(a)	12,443,480
90,539	Aspen Technology, Inc.(a)	11,118,189
65,200	Autodesk, Inc.(a)	18,593,084
324,484	Digital Turbine, Inc.(a)	22,308,275
431,066	DoubleVerify Holdings, Inc.(a)	14,725,215
161,605	Guidewire Software, Inc.(a)	19,209,986
767,765	Momentive Global, Inc.(a)	15,048,194
55,000	Palo Alto Networks, Inc.(a)	26,345,000
526,490	Riskified Ltd. — ADR(a) (b)	12,009,237
87,396	Splunk, Inc.(a)	12,647,075
58,058	Synopsys, Inc.(a)	17,383,146
721,710	Tenable Holdings, Inc.(a)	33,299,700
41,191	Tyler Technologies, Inc.(a)	18,892,252
331,105	Varonis Systems, Inc.(a)	20,147,739
		254,170,572
Total Information Technology (Cost $395,720,905)		519,942,091

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Materials		2.30%
	Construction Materials	1.45%
75,798	Martin Marietta Materials, Inc.	25,898,661
	Metals & Mining	0.85%
762,524	Cleveland-Cliffs, Inc.(a)	15,105,600
Total Materials (Cost $37,727,095)		41,004,261
Total Common Stocks (Cost $1,204,816,678)		1,710,347,235
REITS		1.45%
Real Estate		1.45%
	Equity Real Estate Investment Trusts (REITs)	1.45%
16,558	Equinix Inc.	13,082,973
38,514	SBA Communications Corp.	12,731,573
Total Real Estate (Cost $12,259,663)		25,814,546
Total REITS (Cost $12,366,279)		25,814,546
Short Term Investments		3.63%
Investment Company		3.63%
64,706,143	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.01%(c)	64,706,143
Total Investment Company		64,706,143
Total Short Term Investments (Cost $64,706,143)		64,706,143
Total Investments (Cost $1,281,782,484)		101.16 1,800,867,924%
Liabilities in Excess of Other Assets		(1.16 (20,722,894))%
Total Net Assets		100.00 1,780,145,031%

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $157,356,357 (8.84% of net assets) at September 30, 2021.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value*
Common Stocks		82.42%
Communication Services		7.58%
	Diversified Telecommunication Services	0.52%
10,625	Verizon Communications, Inc.	573,856
	Entertainment	1.91%
10,750	Activision Blizzard, Inc.	831,943
7,605	The Walt Disney Co.(a)	1,286,538
		2,118,481
	Interactive Media & Services	4.02%
630	Alphabet, Inc. — Class A(a)	1,684,318
650	Alphabet, Inc. — Class C(a)	1,732,451
3,100	Facebook, Inc. — Class A(a)	1,052,109
		4,468,878
	Media	1.13%
22,500	Comcast Corp. — Class A	1,258,425
Total Communication Services (Cost $3,286,636)		8,419,640
Consumer Discretionary		4.27%
	Hotels, Restaurants & Leisure	1.39%
6,775	Cedar Fair, L.P.(a)	314,224
5,000	Las Vegas Sands Corp(a)	183,000
9,500	Starbucks Corp.	1,047,945
		1,545,169
	Internet & Direct Marketing Retail	1.63%
550	Amazon.com, Inc.(a)	1,806,772
	Specialty Retail	1.25%
4,225	The Home Depot, Inc.	1,386,899
Total Consumer Discretionary (Cost $1,974,064)		4,738,840
Consumer Staples		3.74%
	Beverages	1.25%
5,550	PepsiCo, Inc.	834,776
35,000	PRIMO WATER CORPORATION — ADR(b)	550,200
		1,384,976

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Food & Staples Retailing	0.43%
3,450	Walmart, Inc.	480,861
	Food Products	1.34%
9,000	Lamb Weston Holdings, Inc.	552,330
11,900	Tyson Foods, Inc.	939,386
		1,491,716
	Household Products	0.72%
5,725	The Procter & Gamble Co.	800,355
Total Consumer Staples (Cost $3,022,908)		4,157,908
Energy		9.19%
	Oil, Gas & Consumable Fuels	9.19%
116,900	Energy Transfer Equity, L.P.	1,119,902
46,650	Enterprise Products Partners L.P.	1,009,506
17,200	Enviva Partners LP	930,348
9,875	Hess Corp.	771,336
12,126	Marathon Petroleum Corp.	749,508
63,400	Northern Oil and Gas, Inc.	1,356,760
7,900	Valero Energy Corp.	557,503
170,000	Viper Energy Partners LP	3,714,500
Total Energy (Cost $7,011,586)		10,209,363
Financials		16.00%
	Banks	9.64%
59,000	Bank of America Corp.	2,504,550
29,000	Citigroup, Inc.	2,035,220
46,500	Citizens Financial Group, Inc.	2,184,570
12,500	JPMorgan Chase & Co.	2,046,125
33,000	Truist Financial Corp.	1,935,450
		10,705,915
	Capital Markets	3.50%
1,100	BlackRock, Inc.	922,526
4,025	CME Group, Inc.	778,354
5,150	S&P Global, Inc.	2,188,184
		3,889,064

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Diversified Financial Services	1.31%
27,000	Compass Diversified Holdings	760,590
4,400	Global Payments Inc.	693,352
		1,453,942
	Insurance	1.55%
11,575	Arthur J. Gallagher & Co.	1,720,624
Total Financials (Cost $8,797,277)		17,769,545
Health Care		15.12%
	Biotechnology	2.44%
24,700	Horizon Therapeutics Plc — ADR(a) (b)	2,705,638
	Health Care Equipment & Supplies	2.46%
11,600	Baxter International, Inc.	932,988
7,400	Medtronic, PLC — (b)	927,590
6,000	Zimmer Biomet Holdings, Inc.	878,160
		2,738,738
	Health Care Providers & Services	7.84%
3,375	Anthem, Inc.	1,258,200
32,900	CVS Health Corp.	2,791,894
8,100	HCA Healthcare, Inc.	1,966,032
2,500	McKesson Corp.	498,450
5,600	UnitedHealth Group, Inc.	2,188,144
		8,702,720
	Pharmaceuticals	2.38%
3,150	Eli Lilly & Co.	727,808
7,125	Johnson & Johnson	1,150,687
9,800	Merck & Co., Inc.	736,078
980	Organon & Co.	32,134
		2,646,707
Total Health Care (Cost $9,849,004)		16,793,803
Industrials		5.44%
	Aerospace & Defense	0.60%
3,025	The Boeing Co.(a)	665,319
	Commercial Services & Supplies	0.96%
2,800	Cintas Corp.	1,065,848

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Electrical Equipment	0.28%
2,500	AMETEK, Inc.	310,025
	Industrial Conglomerates	0.66%
3,450	Honeywell International, Inc.	732,366
	Machinery	0.99%
3,950	Parker-Hannifin Corp.	1,104,499
	Professional Services	1.47%
3,200	Equifax, Inc.	810,944
7,000	IHS Markit Ltd. — (b)	816,340
		1,627,284
	Trading Companies & Distributors	0.48%
10,300	Fastenal Co.	531,583
Total Industrials (Cost $3,430,116)		6,036,924
Information Technology		16.08%
	Communications Equipment	0.87%
17,750	Cisco Systems, Inc.	966,132
	IT Services	3.97%
4,400	MasterCard, Inc. — Class A	1,529,792
12,925	Visa Inc. — Class A	2,879,044
		4,408,836
	Semiconductors & Semiconductor Equipment	1.57%
9,075	QUALCOMM, Inc.	1,170,493
2,950	Texas Instruments, Inc.	567,020
		1,737,513
	Software	5.71%
50,100	Absolute Software Corp. — ADR(b)	550,599
18,650	Microsoft Corp.	5,257,808
7,700	SS&C Technologies Holdings, Inc.	534,380
		6,342,787
	Technology Hardware, Storage & Peripherals	3.96%
31,080	Apple Inc.	4,397,820
Total Information Technology (Cost $5,663,134)		17,853,088

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Materials		1.63%
	Construction Materials	0.88%
10,000	CRH PLC — ADR(b)	467,400
1,500	Martin Marietta Materials, Inc.	512,520
		979,920
	Containers & Packaging	0.75%
43,700	Graphic Packaging Holding Co.	832,048
Total Materials (Cost $1,579,696)		1,811,968
Utilities		3.37%
	Electric Utilities	2.67%
15,700	American Electric Power Co., Inc.	1,274,526
30,550	Edison International	1,694,608
		2,969,134
	Multi-Utilities	0.70%
6,100	Sempra Energy	771,650
Total Utilities (Cost $3,582,309)		3,740,784
Total Common Stocks (Cost $48,196,730)		91,531,863
REITS		3.67%
Real Estate		3.67%
	Equity Real Estate Investment Trusts (REITs)	3.67%
3,200	American Tower Corp.	849,312
19,106	Community Healthcare Trust, Inc.	863,400
10,000	CyrusOne, Inc.	774,100
5,000	Digital Realty Trust, Inc.	722,250
1,100	Equinix Inc.	869,143
Total Real Estate (Cost $2,663,061)		4,078,205
Total REITS (Cost $2,663,061)		4,078,205

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Convertible Preferred Stocks		2.25%
Health Care		2.25%
	Pharmaceuticals	2.25%
50,000	Elanco Animal Health, Inc.	2,493,500
Total Health Care (Cost $2,429,605)		2,493,500
Total Convertible Preferred Stocks (Cost $2,429,605)		2,493,500
Preferred Stocks		0.36%
Financials		0.36%
	Diversified Financial Services	0.36%
15,000	Compass Diversified Holdings	402,000
Total Financials (Cost $379,031)		402,000
Total Preferred Stocks (Cost $379,031)		402,000
Convertible Bonds		7.62%
Communication Services		0.51%
	Entertainment	0.51%
	Zynga, Inc.
500,000	0.250%, 06/01/2024	569,322
Total Communication Services (Cost $507,054)		569,322
Health Care		2.41%
	Biotechnology	2.41%
	Apellis Pharmaceuticals, Inc.
300,000	3.500%, 09/15/2026	372,375
	Avadel Finance Cayman Ltd.
650,000	4.500%, 02/01/2023(b) (c)	751,400
	Exact Sciences Corp.
100,000	0.375%, 03/15/2027	113,750
750,000	0.375%, 03/01/2028	808,920
	PTC Therapeutics, Inc.
600,000	1.500%, 09/15/2026(c)	620,100
Total Health Care (Cost $2,439,558)		2,666,545

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Industrials		1.01%
	Airlines	1.01%
	Southwest Airlines Co.
750,000	1.250%, 05/01/2025	1,123,125
Total Industrials (Cost $750,000)		1,123,125
Information Technology		3.69%
	Communications Equipment	0.74%
	Lumentum Holdings, Inc.
750,000	0.500%, 12/15/2026	827,510
	Software	2.95%
	Cerence, Inc.
250,000	3.000%, 06/01/2025(c)	667,773
	Guidewire Software, Inc.
500,000	1.250%, 03/15/2025	602,188
	Nuance Communications, Inc.
750,000	1.500%, 11/01/2035	2,002,996
		3,272,957
Total Information Technology (Cost $2,242,193)		4,100,467
Total Convertible Bonds (Cost $5,938,805)		8,459,459
Short Term Investments		3.68%
Investment Company		3.68%
4,082,750	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(d)	4,082,750
Total Investment Company		4,082,750
Total Short Term Investments (Cost $4,082,750)		4,082,750

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount	$ Fair Value*
Total Investments (Cost $63,689,982)	100.00 111,047,777%
Other Assets in Excess of Liabilities	0.00 4,279%
Total Net Assets	100.00 111,052,056%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing

(b)  Foreign Issued Security. The total value of these securities amounted to $6,769,167 (6.10% of net assets) at September 30, 2021.

(c)  144A Securities. The total value of these securities is $2,039,273 (1.84% of net assets) at September 30, 2021.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value
Common Stocks		88.62%
Communication Services		3.07%
	Entertainment	0.85%
84,000	Motorsport Games, Inc.(a)	1,197,840
	Interactive Media & Services	2.22%
49,900	EverQuote, Inc.(a)	929,637
117,700	Genius Sports Ltd. — ADR(a) (b)	2,196,282
		3,125,919
Total Communication Services (Cost $4,543,807)		4,323,759
Consumer Discretionary		17.65%
	Auto Components	0.92%
25,000	Holley, Inc.(a)	298,500
51,196	Motorcar Parts of America, Inc.(a)	998,322
		1,296,822
	Diversified Consumer Services	1.23%
173,300	OneSpaWorld Holdings Ltd. — ADR(a) (b)	1,727,801
	Hotels, Restaurants & Leisure	5.43%
187,800	Accel Entertainment, Inc.(a)	2,279,892
155,200	Del Taco Restaurants, Inc.	1,354,896
247,200	Playa Hotels & Resorts N.V. — ADR(a) (b)	2,049,288
101,600	Rush Street Interactive, Inc.(a)	1,951,736
		7,635,812
	Household Durables	3.05%
13,900	LGI Homes, Inc.(a)	1,972,549
20,100	Lovesac Co/The(a)	1,328,409
20,000	Universal Electronics, Inc.(a)	985,000
		4,285,958
	Internet & Direct Marketing Retail	4.36%
43,900	Overstock.com, Inc.(a)	3,420,688
23,900	Shutterstock, Inc.	2,708,348
		6,129,036
	Leisure Products	1.32%
26,600	Malibu Boats, Inc. — Class A(a)	1,861,468

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Specialty Retail	1.34%
20,100	Sleep Number Corp.(a)	1,878,948
Total Consumer Discretionary (Cost $16,797,474)		24,815,845
Consumer Staples		2.65%
	Food Products	2.65%
162,238	Stryve Foods, Inc.(a)	867,973
240,000	SunOpta, Inc. — ADR(a) (b)	2,143,200
38,500	Tattooed Chef, Inc.(a)	709,555
Total Consumer Staples (Cost $5,051,786)		3,720,728
Financials		8.19%
	Capital Markets	4.50%
21,985	Hamilton Lane Inc. — Class A	1,864,768
89,900	MarketWise, Inc.(a)	742,574
		2,607,342
103,100	Open Lending Corp.(a)	3,718,817
	Diversified Financial Services	2.28%
113,700	Compass Diversified Holdings	3,202,929
	Insurance	1.41%
12,300	Kinsale Capital Group, Inc.	1,988,910
Total Financials (Cost $4,105,322)		11,517,998
Health Care		15.34%
	Biotechnology	1.73%
22,100	Castle Biosciences, Inc.(a)	1,469,650
28,600	Deciphera Pharmaceuticals, Inc.(a)	971,828
		2,441,478

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Health Care Equipment & Supplies	6.61%
36,700	Establishment Labs Holdings, Inc. — ADR(a) (b)	2,626,986
28,490	OrthoPediatrics Corp.(a)	1,866,380
165,000	PAVmed, Inc.(a)	1,409,100
189,152	Repro-Med Systems, Inc.(a)	539,083
164,300	Sientra, Inc.(a)	941,439
14,875	STAAR Surgical Co.(a)	1,911,884
		9,294,872
	Health Care Providers & Services	0.65%
5,800	LHC Group, Inc.(a)	910,078
	Health Care Technology	4.46%
67,100	HealthStream, Inc.(a)	1,917,718
6,785	Inspire Medical Systems, Inc.(a)	1,580,091
18,700	Omnicell, Inc.(a)	2,775,641
		6,273,450
	Pharmaceuticals	1.89%
505,000	Recro Pharma, Inc.(a)	1,040,300
129,251	Verrica Pharmaceuticals, Inc.(a)	1,615,637
		2,655,937
Total Health Care (Cost $12,522,850)		21,575,815
Industrials		16.13%
	Aerospace & Defense	0.64%
40,000	Kratos Defense & Security Solutions, Inc.(a)	892,400
	Air Freight & Logistics	1.45%
79,100	Air Transport Services Group, Inc.(a)	2,041,571
	Building Products	3.69%
13,000	Advanced Drainage Systems, Inc.	1,406,210
29,400	Apogee Enterprises, Inc.	1,110,144
32,100	Patrick Industries, Inc.	2,673,930
		5,190,284
	Construction & Engineering	2.96%
70,000	Bowman Consulting Group Ltd.(a)	962,500
32,500	NV5 Global, Inc.(a)	3,203,525
		4,166,025
	Machinery	1.66%
60,400	Federal Signal Corporation	2,332,648
The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Professional Services	3.35%
21,100	ICF International, Inc.	1,884,019
79,400	Willdan Group, Inc.(a)	2,825,846
		4,709,865
	Trading Companies & Distributors	2.38%
30,600	Transcat, Inc.(a)	1,973,088
57,510	Univar Inc.(a)	1,369,888
		3,342,976
Total Industrials (Cost $16,662,272)		22,675,769
Information Technology		23.61%
	Communications Equipment	2.00%
57,000	Calix, Inc.(a)	2,817,510
	Electronic Equipment, Instruments & Components	0.86%
42,800	nLight, Inc.(a)	1,206,532
	IT Services	5.01%
89,900	i3 Verticals, Inc. — Class A(a)	2,176,479
253,600	Paya Holdings, Inc.(a)	2,756,632
139,600	Verra Mobility Corp.(a)	2,103,772
		7,036,883
	Semiconductors & Semiconductor Equipment	1.98%
56,600	MaxLinear, Inc.(a)	2,787,550
	Software	13.76%
157,900	8x8, Inc.(a)	3,693,281
190,100	Absolute Software Corp. — ADR(b)	2,089,199
26,900	Cerence, Inc.(a)	2,585,359
7,100	CyberArk Software Ltd. — ADR(a) (b)	1,120,522
27,005	Envestnet, Inc.(a)	2,166,881
53,500	Intelligent Systems Corp.(a)	2,172,635
46,920	Mimecast Ltd. — ADR(a) (b)	2,984,112
41,700	Varonis Systems, Inc.(a)	2,537,445
		19,349,434
Total Information Technology (Cost $19,944,959)		33,197,909
Total Common Stocks (Cost $84,758,470)		121,827,823

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Private Placements		1.97%
	Auto Components	1.27%
150,000	Holley, Inc.(a) (d)	1,791,000
Total Software (Cost $1,500,000)		1,791,000
	Capital Markets	0.70%
120,000	MarketWise, Inc. — Class A(a) (d)	991,200
Total Capital Markets (Cost $1,200,000)		991,200
Total Private Placements (Cost $2,700,000)		2,782,200
REITS		1.72%
Real Estate		1.72%
	Equity Real Estate Investment Trusts (REITs)	1.72%
53,600	Community Healthcare Trust, Inc.	2,422,184
Total Real Estate (Cost $1,437,562)		2,422,184
Total REITS (Cost $1,437,562)		2,422,184
Warrants		1.43%
	Internet & Direct Marketing Retail	1.43%
1,200,000	1847 Goedeker, Inc.(a) (c)	2,016,000
Total Internet & Direct Marketing Retail (Cost $577,170)		2,016,000
Total Warrants (Cost $577,170)		2,016,000
Short Term Investments		4.62%
Investment Company		4.62%
6,489,082	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(e)	6,489,082
Total Investment Company		6,489,082
Total Short Term Investments (Cost $6,489,082)		6,489,082

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount	$ Fair Value
Total Investments (Cost $93,172,068)	96.39 135,537,289%
Other Assets in Excess of Liabilities	3.61 5,069,923%
Total Net Assets	100.00 140,607,212%

ADR  American Depositary Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $18,300,190 (13.00% of net assets) at September 30, 2021.

(c)  Illiquid Security. The total value of these securities amounted to $4,635,590 (1.55% of net assets) at September 30, 2021.

(d)  Security is restricted from resale and considered illiquid.

(e)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value*
Common Stocks		93.48%
Communication Services		5.00%
	Diversified Telecommunication Services	3.78%
300,000	AT&T, Inc.	8,103,000
150,000	Verizon Communications, Inc.	8,101,500
		16,204,500
	Entertainment	1.22%
140,000	Lions Gate Entertainment Corp. — Class A(a) (b)	1,986,600
250,000	Lions Gate Entertainment Corp. — Class B(a) (b)	3,250,000
		5,236,600
Total Communication Services (Cost $24,322,364)		21,441,100
Consumer Staples		19.32%
	Beverages	4.64%
150,000	The Coca Cola Co.	7,870,500
80,000	PepsiCo, Inc.	12,032,800
		19,903,300
	Food & Staples Retailing	3.67%
35,000	Costco Wholesale Corp.(c)	15,727,250
	Food Products	4.03%
150,000	B&G Foods, Inc.	4,483,500
150,000	General Mills, Inc.	8,973,000
59,800	Kellogg Co.	3,822,416
		17,278,916
	Household Products	6.98%
50,000	The Clorox Co.	8,280,500
25,000	Colgate-Palmolive Co.	1,889,500
70,000	Kimberly-Clark Corp.	9,270,800
75,000	The Procter & Gamble Co.	10,485,000
		29,925,800
Total Consumer Staples (Cost $35,723,090)		82,835,266

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Energy		21.10%
	Energy Equipment & Services	0.90%
130,000	Schlumberger Ltd. — ADR(b)	3,853,200
	Oil, Gas & Consumable Fuels	20.20%
425,000	APA Corp.	9,107,750
145,000	Chevron Corp.	14,710,250
219,000	ConocoPhillips(c)	14,841,630
140,000	Delek Logistics Partners LP	6,332,200
165,000	Exxon Mobil Corp.	9,705,300
165,000	Hess Corp.	12,888,150
150,000	HollyFrontier Corp.(c)	4,969,500
525,000	Kinder Morgan, Inc.	8,783,250
85,000	Marathon Petroleum Corp.(c)	5,253,850
		86,591,880
Total Energy (Cost $73,548,423)		90,445,080
Financials		7.82%
	Banks	2.40%
175,000	Truist Financial Corp.	10,263,750
	Insurance	5.42%
75,000	Arthur J. Gallagher & Co.	11,148,750
95,000	The Allstate Corp.(c)	12,094,450
		23,243,200
Total Financials (Cost $12,486,126)		33,506,950
Health Care		17.10%
	Biotechnology	1.14%
70,000	Gilead Sciences, Inc.	4,889,500
	Health Care Equipment & Supplies	3.75%
75,000	Abbott Laboratories	8,859,750
90,000	Baxter International, Inc.	7,238,700
		16,098,450

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	12.21%
15,000	Bristol-Myers Squibb Co.	887,550
52,000	Eli Lilly & Co.(c)	12,014,600
235,000	GlaxoSmithKline PLC — ADR(b)	8,979,350
75,000	Johnson & Johnson(c)	12,112,500
80,000	Merck & Co., Inc.	6,008,800
8,000	Organon & Co.	262,320
270,000	Pfizer Inc.(c)	11,612,700
33,501	Viatris, Inc.(a)	453,939
		52,331,759
Total Health Care (Cost $34,742,023)		73,319,709
Industrials		3.30%
	Commercial Services & Supplies	3.30%
427,300	Pitney Bowes Inc.	3,080,833
74,000	Waste Management, Inc.(c)	11,052,640
Total Industrials (Cost $3,990,385)		14,133,473
Information Technology		18.18%
	Communications Equipment	2.54%
200,000	Cisco Systems, Inc.	10,886,000
	IT Services	1.94%
60,000	International Business Machines Corp.	8,335,800
	Semiconductors & Semiconductor Equipment	4.82%
170,000	Intel Corp.	9,057,600
90,000	QUALCOMM, Inc.	11,608,200
		20,665,800
	Software	8.88%
135,000	Microsoft Corp.	38,059,200
Total Information Technology (Cost $23,334,143)		77,946,800

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Materials		1.66%
	Chemicals	0.88%
65,500	Dow Inc.	3,770,180
	Metals & Mining	0.78%
50,000	Rio Tinto PLC — ADR(b)	3,341,000
Total Materials (Cost $3,842,134)		7,111,180
Total Common Stocks (Cost $211,988,688)		400,739,558
REITS		2.87%
Real Estate		2.87%
	Equity Real Estate Investment Trusts (REITs)	2.87%
85,300	Digital Realty Trust, Inc.	12,321,585
Total Real Estate (Cost $4,877,395)		12,321,585
Total REITS (Cost $4,877,395)		12,321,585
Convertible Bonds		3.12%
Information Technology		3.12%
	Software	3.12%
	Nuance Communications, Inc.
5,000,000	1.500%, 11/01/2035	13,353,307
Total Information Technology (Cost $4,862,941)		13,353,307
Total Convertible Bonds (Cost $4,862,941)		13,353,307
Short Term Investments		0.51%
Investment Company		0.51%
2,202,304	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(d)	2,202,304
Total Investment Company		2,202,304
Total Short Term Investments (Cost $2,202,304)		2,202,304

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount	$ Fair Value*
Total Investments (Cost $223,931,328)	99.98 428,616,754%
Other Assets in Excess of Liabilities	0.02 77,966%
Total Net Assets	100.00 428,694,720%

ADR  American Depository Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $21,410,150 (4.99% of net assets) at September 30, 2021.

(c)  A portion of this investment is segregated as collateral for open written option contracts.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF OPTIONS WRITTEN

SEPTEMBER 30, 2021 Continued

Contracts		$ Notional Amount	$ Value
Call Options
	The Allstate Corp.
100	Expiration: October 2021, Exercise Price: $150.00	1,273,100	400
	ConocoPhillips
250	Expiration: October 2021, Exercise Price: $80.00	1,694,250	2,500
	Costco Wholesale Corp.
50	Expiration: October 2021, Exercise Price: $500.00	2,246,750	1,200
	Eli Lilly & Co.
20	Expiration: October 2021, Exercise Price: $255.00	462,100	500
	HollyFrontier Corp.
100	Expiration: October 2021, Exercise Price: $33.00	331,300	8,500
500	Expiration: October 2021, Exercise Price: $34.00	1,656,500	42,500
33	Expiration: November 2021, Exercise Price: $37.00	109,329	2,063
	Johnson & Johnson
50	Expiration: November 2021, Exercise Price: $175.00	807,500	3,950
	Marathon Petroleum Corp.
350	Expiration: October 2021, Exercise Price: $85.00	2,163,350	875
	Pfizer Inc.
450	Expiration: October 2021, Exercise Price: $50.00	1,935,450	450
	Waste Management, Inc.
50	Expiration: October 2021, Exercise Price: $160.00	746,800	750
	Total Written Options (Premium received $117,142)		63,688

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value
Common Stocks		97.35%
Communication Services		18.20%
	Entertainment	1.89%
13,441	Electronic Arts, Inc.	1,911,982
12,368	The Walt Disney Co.(a)	2,092,295
		4,004,277
	Interactive Media & Services	14.99%
3,195	Alphabet, Inc. — Class A(a)	8,541,896
3,822	Alphabet, Inc. — Class C(a)	10,186,815
21,281	Facebook, Inc. — Class A(a)	7,222,559
18,147	Match Group, Inc.(a)	2,848,897
85,000	TripAdvisor, Inc.(a)	2,877,250
		31,677,417
	Media	1.32%
50,000	Comcast Corp. — Class A	2,796,500
Total Communication Services (Cost $13,729,010)		38,478,194
Consumer Discretionary		12.17%
	Hotels, Restaurants & Leisure	1.43%
36,840	Sportradar Holding AG — ADR(a) (b)	833,689
19,928	Starbucks Corp.	2,198,258
		3,031,947
	Internet & Direct Marketing Retail	8.02%
4,125	Amazon.com, Inc.(a)	13,550,790
1,429	Booking Holdings, Inc.(a)	3,392,260
		16,943,050
	Soap Cleaning Compound and Toilet Preparation	0.37%
31,800	OLAPLEX HLDGS, Inc.(a)	779,100
	Specialty Retail	1.07%
6,896	The Home Depot, Inc.	2,263,681
	Textiles, Apparel & Luxury Goods	1.28%
18,639	NIKE, Inc. — Class B	2,706,942
Total Consumer Discretionary (Cost $8,712,105)		25,724,720

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Financials		4.68%
	Capital Markets	3.53%
80,592	Open Lending Corp.(a)	2,906,953
10,702	S&P Global, Inc.	4,547,173
		7,454,126
	Diversified Financial Services	1.15%
15,440	Global Payments Inc.	2,433,035
Total Financials (Cost $6,223,444)		9,887,161
Health Care		11.44%
	Health Care Equipment & Supplies	6.04%
8,870	Danaher Corp.	2,700,383
21,475	Edwards Lifesciences Corp.(a)	2,431,185
3,297	IDEXX Laboratories, Inc.(a)	2,050,404
3,174	Intuitive Surgical, Inc.(a)	3,155,432
16,594	Zimmer Biomet Holdings, Inc.	2,428,698
		12,766,102
	Health Care Providers & Services	1.15%
6,226	UnitedHealth Group, Inc.	2,432,747
	Health Care Technology	1.14%
8,323	Veeva Systems, Inc.(a)	2,398,439
	Life Sciences Tools & Services	2.52%
5,026	Illumina, Inc.(a)	2,038,596
5,759	Thermo Fisher Scientific, Inc.	3,290,289
		5,328,885
	Pharmaceuticals	0.59%
9,600	Jazz Pharmaceuticals Public Limited Company — ADR(a) (b)	1,250,016
Total Health Care (Cost $14,824,213)		24,176,189
Industrials		8.11%
	Commercial Services & Supplies	1.28%
19,500	Copart, Inc.(a)	2,705,040
	Machinery	0.80%
44,820	Evoqua Water Technologies Corp.(a)	1,683,439

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Professional Services	4.00%
26,957	IHS Markit Ltd. — ADR(b)	3,143,725
23,414	TransUnion	2,629,627
13,400	Verisk Analytics, Inc.	2,683,618
		8,456,970
	Road & Rail	2.03%
48,535	Uber Technologies, Inc.(a)	2,174,368
10,822	Union Pacific Corp.	2,121,220
		4,295,588
Total Industrials (Cost $12,098,667)		17,141,037
Information Technology		38.46%
	IT Services	6.36%
18,310	MasterCard, Inc. — Class A	6,366,021
10,022	PayPal Holdings, Inc.(a)	2,607,825
20,007	Visa Inc. — Class A	4,456,559
		13,430,405
	Semiconductors & Semiconductor Equipment	4.72%
19,815	Analog Devices, Inc.	3,318,616
8,415	Broadcom Inc.	4,080,686
12,440	NVIDIA Corp.	2,577,070
		9,976,372
	Software	21.04%
6,845	Adobe, Inc.(a)	3,940,803
4,570	Fair Isaac Corp.(a)	1,818,540
5,850	Intuit, Inc.	3,156,134
90,533	Microsoft Corp.	25,523,063
6,066	Palo Alto Networks, Inc.(a)	2,905,614
14,222	salesforce.com, Inc.(a)	3,857,291
5,261	ServiceNow, Inc.(a)	3,273,763
		44,475,208
	Technology Hardware, Storage & Peripherals	6.34%
94,716	Apple Inc.	13,402,314
Total Information Technology (Cost $32,635,281)		81,284,299

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Materials		2.42%
	Chemicals	2.42%
9,500	Ecolab Inc.	1,981,890
10,654	Linde PLC — ADR(b)	3,125,671
Total Materials (Cost $2,493,892)		5,107,561
Real Estate		1.87%
	Real Estate Management & Development	1.87%
40,700	CBRE Group, Inc. — Class A(a)	3,962,552
Total Real Estate (Cost $1,666,669)		3,962,552
Total Common Stocks (Cost $92,383,281)		205,761,713
REITS		2.14%
Real Estate		2.14%
	Equity Real Estate Investment Trusts (REITs)	2.14%
8,395	American Tower Corp.	2,228,117
2,914	Equinix Inc.	2,302,439
Total Real Estate (Cost $1,775,276)		4,530,556
Total REITS (Cost $1,775,276)		4,530,556
Short Term Investments		1.07%
Investment Company		1.07%
2,264,445	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(c)	2,264,445
Total Investment Company		2,264,445
Total Short Term Investments (Cost $2,264,445)		2,264,445

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount	$ Fair Value
Total Investments (Cost $96,423,002)	100.56 212,556,714%
Liabilities in Excess of Other Assets	(0.56 (1,193,267))%
Total Net Assets	100.00 211,363,447%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $8,353,101 (3.95% of net assets) at September 30, 2021.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value*
Preferred Stocks		2.25%
Energy		1.14%
	Oil, Gas & Consumable Fuels	1.14%
137,482	NuStar Energy LP (3 Month LIBOR USD + 6.880%)	3,419,178
Total Energy (Cost $2,899,914)		3,419,178
Financials		1.11%
	Diversified Financial Services	1.11%
100,000	Compass Diversified Holdings	2,680,000
25,000	Compass Diversified Holdings	646,250
Total Financials (Cost $3,094,299)		3,326,250
Total Preferred Stocks (Cost $5,994,213)		6,745,428
Convertible Bonds		13.46%
Communication Services		0.31%
	Interactive Media & Services	0.31%
	TripAdvisor, Inc.
1,000,000	0.250%, 04/01/2026(b)	909,000
Total Communication Services (Cost $963,304)		909,000
Consumer Discretionary		1.05%
	Diversified Consumer Services	0.67%
	Stride, Inc.
2,000,000	1.125%, 09/01/2027	1,997,200
	Internet & Direct Marketing Retail	0.38%
	Etsy, Inc.
1,000,000	0.250%, 06/15/2028(b)	1,139,500
Total Consumer Discretionary (Cost $2,922,421)		3,136,700

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Financials		0.74%
	Consumer Finance	0.74%
	PRA Group, Inc.
2,000,000	3.500%, 06/01/2023	2,220,474
Total Financials (Cost $2,017,364)		2,220,474
Health Care		2.82%
	Biotechnology	0.60%
	Flexion Therapeutics, Inc.
2,000,000	3.375%, 05/01/2024	1,790,000
	Health Care Equipment & Supplies	0.85%
	Invacare Corp.
3,000,000	4.250%, 03/15/2026(b)	2,544,438
	Pharmaceuticals	1.37%
	Avadel Finance Cayman Ltd.
550,000	4.500%, 02/01/2023(a) (b)	635,800
	Revance Therapeutics, Inc.
3,000,000	1.750%, 02/15/2027	3,460,200
		4,096,000
Total Health Care (Cost $8,547,033)		8,430,438
Industrials		2.25%
	Air Freight & Logistics	0.90%
	Air Transport Services Group, Inc.
2,500,000	1.125%, 10/15/2024	2,703,973
	Airlines	0.65%
	Southwest Airlines Co.
1,300,000	1.250%, 05/01/2025	1,946,750
	Machinery	0.70%
	The Greenbrier Companies, Inc.
1,000,000	2.875%, 04/15/2028(b)	1,046,000
	The Greenbrier Companies, Inc.
1,000,000	2.875%, 02/01/2024	1,038,125
		2,084,125
Total Industrials (Cost $5,786,512)		6,734,848

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		6.29%
	Communications Equipment	0.65%
	Lumentum Holdings, Inc.
1,750,000	0.500%, 12/15/2026	1,930,856
	Software	5.64%
	Avaya Holdings Corp.
2,000,000	2.250%, 06/15/2023	2,105,000
	Guidewire Software, Inc.
1,100,000	1.250%, 03/15/2025	1,324,812
	J2 Global, Inc.
2,500,000	1.750%, 11/01/2026(b)	3,141,306
	Mitek Systems, Inc.
2,500,000	0.750%, 02/01/2026(b)	2,807,253
	Nuance Communications, Inc.
2,810,000	1.500%, 11/01/2035	7,504,559
		16,882,930
Total Information Technology (Cost $12,310,860)		18,813,786
Total Convertible Bonds (Cost $32,547,494)		40,245,246
Corporate Bonds		64.08%
Administrative and Support and Waste Management and Remediation Services		0.35%
	Office Administrative Services	0.35%
	Cargo Aircraft Management, Inc.
1,000,000	4.750%, 02/01/2028(b)	1,035,250
Total Administrative and Support and Waste Management and Remediation Services (Cost $1,012,194)		1,035,250
Agriculture, Forestry, Fishing and Hunting		0.69%
	Forest Nurseries and Gathering of Forest Products	0.69%
	Enviva Partners LP / Enviva Partners Finance Corp.
2,000,000	6.500%, 01/15/2026(b)	2,071,250
Total Agriculture, Forestry, Fishing and Hunting (Cost $2,014,349)		2,071,250

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Communication Services		4.16%
	Entertainment	1.05%
	Live Nation Entertainment, Inc.
1,000,000	4.875%, 11/01/2024(b)	1,012,420
500,000	5.625%, 03/15/2026(b)	518,307
250,000	4.750%, 10/15/2027(b)	254,375
	Netflix, Inc.
250,000	5.500%, 02/15/2022	254,363
1,000,000	5.750%, 03/01/2024	1,105,940
		3,145,405
	Interactive Media & Services	1.94%
	Cars.com, Inc.
2,500,000	6.375%, 11/01/2028(b)	2,640,675
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027(b)	1,045,000
	TripAdvisor, Inc.
2,000,000	7.000%, 07/15/2025(b)	2,122,500
		5,808,175
	Media	1.17%
	AMC Networks, Inc.
596,000	5.000%, 04/01/2024	604,484
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026(b)	2,129,010
500,000	4.750%, 10/15/2030(b)	491,985
	Townsquare Media, Inc.
250,000	6.875%, 02/01/2026(b)	263,438
		3,488,917
Total Communication Services (Cost $11,927,190)		12,442,497
Consumer Staples		1.05%
	Food Products	1.05%
	Performance Food Group, Inc.
3,000,000	5.500%, 10/15/2027(b)	3,144,930
Total Consumer Staples (Cost $3,000,000)		3,144,930

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Consumer Discretionary		4.97%
	Auto Components	0.68%
	Patrick Industries, Inc.
2,000,000	4.750%, 05/01/2029(b)	2,042,500
	Hotels, Restaurants & Leisure	3.11%
	Carrols Restaurant Group, Inc.
3,500,000	5.875%, 07/01/2029(b)	3,299,083
	Everi Holdings, Inc.
1,000,000	5.000%, 07/15/2029(b)	1,025,930
	Nathan's Famous, Inc.
1,500,000	6.625%, 11/01/2025(b)	1,534,530
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(a)	1,880,231
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027(b)	1,550,625
		9,290,399
	Textiles, Apparel & Luxury Goods	1.18%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,522,230
Total Consumer Discretionary (Cost $13,942,082)		14,855,129
Consumer Staples		1.31%
	Food Products	1.31%
	TreeHouse Foods, Inc.
4,000,000	4.000%, 09/01/2028	3,919,960
Total Consumer Staples (Cost $4,000,000)		3,919,960
Consumer, Cyclical		0.68%
	Theaters	0.68%
	Cinemark USA, Inc.
2,000,000	5.875%, 03/15/2026(b)	2,022,670
Total Consumer, Cyclical (Cost $1,980,369)		2,022,670

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Energy		20.33%
	Energy Equipment & Services	1.31%
	Bristow Group, Inc.
2,250,000	6.875%, 03/01/2028(b)	2,344,500
	Precision Drilling Corp.
1,500,000	6.875%, 01/15/2029(a) (b)	1,569,000
		3,913,500
	Oil, Gas & Consumable Fuels	19.02%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
2,000,000	7.875%, 05/15/2026(b)	2,193,140
	Antero Resources Corp.
658,000	8.375%, 07/15/2026(b)	746,159
500,000	7.625%, 02/01/2029(b)	559,625
1,000,000	5.375%, 03/01/2030(b)	1,054,400
	California Resources Corp.
4,000,000	7.125%, 02/01/2026(b)	4,226,320
	CNX Midstream Partners LP
750,000	4.750%, 04/15/2030(b)	761,265
	CNX Resources Corp.
4,000,000	7.250%, 03/14/2027(b)	4,263,800
100,000	6.000%, 01/15/2029(b)	105,875
	Comstock Resources, Inc.
600,000	6.750%, 03/01/2029(b)	648,750
	CONSOL Energy, Inc.
6,000,000	11.000%, 11/15/2025(b)	6,189,630
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
3,000,000	6.750%, 05/15/2025	3,081,375
1,000,000	7.125%, 06/01/2028(b)	1,066,385
	Energy Transfer LP
5,000,000	7.125% (5 Year CMT Rate + 5.306%), 11/15/2165	5,218,750
	Matador Resources Co.
5,500,000	5.875%, 09/15/2026	5,686,065
	MPLX LP
7,000,000	6.875% (3 Month LIBOR USD + 4.652%), 08/15/2023	7,140,000
	Northern Oil and Gas, Inc.
6,600,000	8.125%, 03/01/2028(b)	7,061,340
	Penn Virginia Escrow LLC
5,000,000	9.250%, 08/15/2026(b)	5,054,000
	Viper Energy Partners LP
1,750,000	5.375%, 11/01/2027(b)	1,828,094
		56,884,973
Total Energy (Cost $58,278,919)		60,798,473

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Finance and Insurance		0.66%
	Activities Related to Credit Intermediation	0.66%
	Scripps Escrow II, Inc.
2,000,000	5.375%, 01/15/2031(b)	1,969,250
Total Finance and Insurance (Cost $1,995,900)		1,969,250
Financials		3.14%
	Capital Markets	0.86%
	Donnelley Financial Solutions, Inc.
2,500,000	8.250%, 10/15/2024	2,570,088
	Consumer Finance	0.20%
	PRA Group, Inc.
100,000	7.375%, 09/01/2025(b)	107,125
500,000	5.000%, 10/01/2029(b)	501,635
		608,760
	Other Telecommunications	1.03%
	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC
2,000,000	7.125%, 12/15/2024(b)	2,045,000
1,000,000	4.750%, 04/15/2028(b)	1,022,500
		3,067,500
	REITS	1.05%
	IIP Operating Partnership LP
3,000,000	5.500%, 05/25/2026(b)	3,146,562
Total Financials (Cost $9,105,189)		9,392,910
Health Care		2.35%
	Pharmaceuticals	2.35%
	Bausch Health Americas, Inc.
1,000,000	9.250%, 04/01/2026(a) (b)	1,067,500
	Bausch Health Companies Inc.
1,500,000	5.500%, 11/01/2025(a) (b)	1,524,375
500,000	9.000%, 12/15/2025(a) (b)	530,000
	Horizon Therapeutics USA, Inc.
1,000,000	5.500%, 08/01/2027(b)	1,061,250
	Teva Pharmaceutical Industries Ltd.
2,500,000	6.750%, 03/01/2028(a)	2,859,375
Total Health Care (Cost $6,357,159)		7,042,500

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Industrials		9.72%
	Aerospace & Defense	0.35%
	TransDigm, Inc.
500,000	6.250%, 03/15/2026(b)	523,810
500,000	6.375%, 06/15/2026	516,455
		1,040,265
	Building Products	1.92%
	Builders FirstSource, Inc.
402,000	6.750%, 06/01/2027(b)	426,622
4,000,000	5.000%, 03/01/2030(b)	4,285,000
1,000,000	4.250%, 02/01/2032(b)	1,022,528
		5,734,150
	Commercial Services & Supplies	5.16%
	Cimpress NV
2,000,000	7.000%, 06/15/2026(a) (b)	2,088,400
	Covanta Holding Corp.
1,500,000	5.875%, 07/01/2025	1,550,625
250,000	5.000%, 09/01/2030	252,823
	Deluxe Corp.
2,500,000	8.000%, 06/01/2029(b)	2,615,625
	KAR Auction Services, Inc.
2,500,000	5.125%, 06/01/2025(b)	2,531,250
	Matthews International Corp.
2,260,000	5.250%, 12/01/2025(b)	2,332,365
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	4,060,000
		15,431,088
	Construction & Engineering	1.02%
	Tutor Perini Corp.
3,000,000	6.875%, 05/01/2025(b)	3,071,250
	Trading Companies & Distributors	1.27%
	Alta Equipment Group, Inc.
1,750,000	5.625%, 04/15/2026(b)	1,800,312
	Fly Leasing Ltd.
2,000,000	7.000%, 10/15/2024(a) (b)	1,993,320
		3,793,632
Total Industrials (Cost $28,204,971)		29,070,385

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Information		4.99%
	Data Processing, Hosting, and Related Services	0.34%
	VM Consolidated, Inc.
1,000,000	5.500%, 04/15/2029(b)	1,018,495
	Motion Picture and Video Industries	0.69%
	Lions Gate Capital Holdings LLC
2,000,000	5.500%, 04/15/2029(b)	2,070,040
	Other Telecommunications	1.35%
	Avaya, Inc.
1,500,000	6.125%, 09/15/2028(b)	1,579,080
	Consolidated Communications, Inc.
2,250,000	6.500%, 10/01/2028(b)	2,446,920
		4,026,000
	Radio and Television Broadcasting	1.83%
	Audacy Capital Corp.
2,200,000	6.750%, 03/31/2029(b)	2,220,240
	iHeartCommunications, Inc.
2,000,000	8.375%, 05/01/2027	2,140,000
100,000	5.250%, 08/15/2027(b)	104,125
	Nexstar Media, Inc.
500,000	4.750%, 11/01/2028(b)	519,317
	Scripps Escrow II, Inc.
500,000	3.875%, 01/15/2029(b)	502,370
		5,486,052
	Software Publishers	0.78%
	Consensus Cloud Solutions, Inc.
2,250,000	6.000%, 10/15/2026(b)	2,317,500
Total Information (Cost $14,438,791)		14,918,087
Information Technology		1.55%
	Technology Hardware, Storage & Peripherals	1.55%
	Diebold Nixdorf, Inc.
4,000,000	8.500%, 04/15/2024	4,091,940
500,000	9.375%, 07/15/2025(b)	547,815
Total Information Technology (Cost $4,476,928)		4,639,755

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Manufacturing		1.07%
	Petroleum and Coal Products Manufacturing	0.33%
	Calumet Specialty Products Partners LP / Calumet Finance Corp.
1,000,000	7.750%, 04/15/2023	992,500
	Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	0.74%
	Rayonier AM Products, Inc.
2,100,000	7.625%, 01/15/2026(b)	2,222,062
Total Manufacturing (Cost $3,142,539)		3,214,562
Materials		2.40%
	Chemicals	0.70%
	Chemours Co/The
2,000,000	5.750%, 11/15/2028(b)	2,100,000
	Metals & Mining	1.70%
	Commercial Metals Co.
250,000	5.375%, 07/15/2027	262,812
500,000	3.875%, 02/15/2031	503,390
	Taseko Mines Ltd.
3,000,000	7.000%, 02/15/2026(a) (b)	3,045,000
	Warrior Met Coal, Inc.
1,250,000	8.000%, 11/01/2024(a) (b)	1,270,313
		5,081,515
Total Materials (Cost $7,046,307)		7,181,515
Mining, Quarrying, and Oil and Gas Extraction		0.77%
	Coal Mining	0.77%
	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.
2,250,000	7.500%, 05/01/2025(b)	2,289,375
Total Mining, Quarrying, and Oil and Gas Extraction (Cost $2,280,181)		2,289,375
Professional, Scientific, and Technical Services		0.87%
	Advertising, Public Relations, and Related Services	0.33%
	Outfront Media Capital LLC / Outfront Media Capital Corp.
1,000,000	4.625%, 03/15/2030(b)	1,003,373

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Other Professional, Scientific, and Technical Services	0.54%
	Sabre GLBL, Inc.
1,500,000	7.375%, 09/01/2025(b)	1,603,050
Total Professional, Scientific, and Technical Services (Cost $2,508,232)		2,606,423
Real Estate and Rental and Leasing		0.07%
	Lessors of Real Estate	0.07%
	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC
200,000	6.500%, 02/15/2029(b)	206,000
Total Real Estate and Rental and Leasing (Cost $200,000)		206,000
Technology		0.09%
	Technology	0.09%
	Consensus Cloud Solutions, Inc.
250,000	6.500%, 10/15/2028(b)	260,063
Total Technology (Cost $250,000)		260,063
Utilities		0.66%
	Electric Power Generation, Transmission and Distribution	0.66%
	IEA Energy Services LLC
2,000,000	6.625%, 08/15/2029(b)	1,983,960
Total Utilities (Cost $1,969,660)		1,983,960
Wholesale Trade		2.20%
	Drugs and Druggists' Sundries Merchant Wholesalers	0.18%
	Herbalife Nutrition Ltd / HLF Financing, Inc.
500,000	7.875%, 09/01/2025(a) (b)	536,875
	Grocery and Related Product Merchant Wholesalers	1.00%
	Performance Food Group, Inc.
1,000,000	4.250%, 08/01/2029(b)	1,003,760
	Primo Water Holdings, Inc.
2,000,000	4.375%, 04/30/2029(b)	2,001,960
		3,005,720

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Machinery, Equipment, and Supplies Merchant Wholesalers	1.01%
	TransDigm, Inc.
1,000,000	5.500%, 11/15/2027	1,035,060
1,000,000	4.625%, 01/15/2029	996,745
1,000,000	4.875%, 05/01/2029	1,003,570
		3,035,375
Total Wholesale Trade (Cost $6,500,578)		6,577,970
Total Corporate Bonds (Cost $184,631,538)		191,642,914
Bank Loans		16.06%
	Aerospace & Defense	1.84%
3,609,671	Maxar Technologies Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	3,585,432
1,916,072	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	1,897,907
		5,483,339
	Broadcasting	0.33%
559,678	CBS Radio, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	552,772
431,373	Nexstar Media Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	431,509
		984,281
	Cable/Satellite TV	2.01%
6,000,000	DIRECTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.000%)	6,010,620
	Construction & Engineering	1.00%
2,971,247	Tutor Perini Corp., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.750%)	2,984,246
	Diversified Consumer Services	0.33%
997,500	Weight Watchers International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.500%)	997,605
	Financial	0.65%
1,925,000	Fly Willow Funding Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.000%)	1,934,625
	Food Products	0.46%
1,377,161	Atkins Nutritionals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.750%)(c)	1,383,310
	Healthcare	0.67%
1,995,000	RadNet, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.000%)	1,994,381
	Internet & Direct Marketing Retail	1.51%
4,493,750	Magnite, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.000%)	4,504,984
	IT Services	1.01%
3,000,000	MoneyGram International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.250%)	3,003,750

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Media	0.72%
975,100	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.562%)	973,359
216,875	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	217,568
960,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.000%)	954,000
		2,144,927
	Oil, Gas & Consumable Fuels	0.64%
1,994,791	Consolidated Energy, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.500%)	1,921,413
	Pharmaceuticals	2.33%
1,995,000	Jazz Pharmaceuticals., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.500%)	1,999,997
4,987,500	PetIQ Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.250%)	4,968,797
		6,968,794
	Retailers (other than Food/Drug)	0.65%
2,000,000	Jo-Ann Stores LLC., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.750%)	1,950,000
	Software	0.44%
207,770	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)(c)	205,992
157,332	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)(c)	155,985
969,113	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)(c)	961,442
		1,323,419
	Telecommunications	1.48%
1,500,000	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.000%)	1,503,645
2,928,009	Consolidated Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.7500%)	2,935,564
		4,439,209
Total Bank Loans (Cost $47,801,081)		48,028,903
Short Term Investments		4.08%
Investment Company		4.08%
12,207,166	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(d)	12,207,166
Total Investment Company		12,207,166
Total Short Term Investments (Cost $12,207,166)		12,207,166

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount	$ Fair Value*
Total Investments (Cost $283,181,493)	99.93 298,869,657%
Other Assets in Excess of Liabilities	0.07 200,659%
Total Net Assets	100.00 299,070,316%

(a)  Foreign Issued Securities. The total value of these securities amounted to $17,729,876 (5.93% of net assets) at September 30, 2021.

(b)  144A securities. The total value of these securities amounted to $148,617,429 (49.69% of net assets) at September 30, 2021

(c)  Illiquid Security. The total value of these securities amounted to $4,635,590 (1.55% of net assets) at September 30, 2021.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value*
Common Stocks		93.24%
Belgium		1.14%
	Beverages	1.14%
83,500	Anheuser-Busch InBev SA/NV	4,735,887
41,500	Anheuser-Busch InBev SA/NV — ADR	2,339,770
		7,075,657
Total Belgium (Cost $8,039,001)		7,075,657
Canada		1.25%
	Road & Rail	1.25%
67,000	Canadian National Railway Co. — ADR	7,748,550
Total Canada (Cost $4,822,925)		7,748,550
Cayman Islands		0.18%
	Interactive Media & Services	0.18%
55,000	VTEX — ADR(a)	1,131,350
Total Cayman Islands (Cost $1,131,756)		1,131,350
Denmark		1.41%
	Pharmaceuticals	1.41%
15,000	Novo Nordisk A/S	1,445,844
76,000	Novo Nordisk A/S — ADR	7,296,760
		8,742,604
Total Denmark (Cost $5,103,075)		8,742,604
France		16.81%
	Aerospace & Defense	1.10%
70,000	Thales SA	6,786,866
	Beverages	1.33%
37,500	Pernod Ricard SA	8,267,340
	Chemicals	1.32%
51,062	Air Liquide SA	8,178,069

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Construction & Engineering	1.28%
76,000	Vinci SA	7,904,648
	Electrical Equipment	2.39%
89,000	Schneider Electric SE	14,823,256
	Hotels, Restaurants & Leisure	0.42%
50,000	La Francaise des Jeux SAEM	2,570,851
	Life Sciences Tools & Services	2.53%
28,000	Sartorius Stedim Biotech	15,646,482
	Pharmaceuticals	0.77%
99,587	Sanofi — ADR	4,801,089
	Professional Services	1.56%
313,000	Bureau Veritas SA	9,659,541
	Software	1.19%
140,000	Dassault Systemes SE	7,367,547
	Textiles, Apparel & Luxury Goods	2.92%
12,300	Kering SA	8,736,181
13,100	LVMH Moet Hennessy Louis Vuitton SE	9,383,028
		18,119,209
Total France (Cost $53,572,724)		104,124,898
Germany		19.79%
	Capital Markets	1.17%
172,000	DWS Group GmbH & Co KGaA	7,224,662
	Chemicals	1.18%
56,000	Symrise AG	7,339,959
	Electrical Equipment	0.27%
62,600	Siemens Energy AG(a)	1,674,512
	Electronic Equipment, Instruments & Components	0.84%
153,711	Jenoptik AG	5,180,051
	Health Care Equipment & Supplies	1.72%
55,525	Carl Zeiss Meditec AG	10,635,899
	Health Care Providers & Services	0.90%
117,000	Fresenius SE & Co. KGaA	5,600,206
	Household Products	0.33%
23,900	Henkel AG & Co. KGaA	2,055,994
The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Industrial Conglomerates	1.85%
70,200	Siemens A.G. — ADR	11,481,242
	Insurance	2.14%
34,000	Hannover Rueck SE	5,920,779
26,900	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,340,159
		13,260,938
	Pharmaceuticals	2.22%
63,500	Merck KGaA	13,743,877
	Semiconductors & Semiconductor Equipment	1.35%
204,000	Infineon Technologies AG	8,343,205
	Software	1.96%
64,800	SAP SE — ADR	8,750,592
115,000	TeamViewer AG(a)	3,364,382
		12,114,974
	Textiles, Apparel & Luxury Goods	2.02%
19,700	adidas AG	6,190,832
57,160	Puma SE	6,354,178
		12,545,010
	Trading Companies & Distributors	1.84%
123,000	Brenntag AG	11,426,005
Total Germany (Cost $69,971,835)		122,626,534
India		2.08%
	Banks	2.08%
27,500	HDFC Bank Ltd. — ADR	2,009,975
577,480	ICICI Bank Ltd. — ADR	10,897,047
		12,907,022
Total India (Cost $6,904,141)		12,907,022
Ireland		9.13%
	Chemicals	2.22%
46,760	Linde PLC	13,751,068
	Construction Materials	1.46%
78,000	CRH PLC — ADR	3,645,720
5,000	CRH PLC	234,630
110,000	CRH public limited company	5,191,418
		9,071,768

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Food Products	0.59%
27,000	Kerry Group Plc	3,627,939
	Health Care Equipment & Supplies	1.57%
77,400	Medtronic, PLC — ADR	9,702,090
	Hotels, Restaurants & Leisure	0.23%
300,015	Dalata Hotel Group PLC(a)	1,424,837
	Insurance	2.21%
48,000	Aon Plc — ADR	13,716,960
	Life Sciences Tools & Services	0.85%
20,000	ICON PLC. — ADR(a)	5,240,400
Total Ireland (Cost $34,558,070)		56,535,062
Italy		0.44%
	Life Sciences Tools & Services	0.44%
108,050	Stevanato Group SpA — ADR(a)	2,734,745
Total Italy (Cost $2,269,050)		2,734,745
Japan		6.39%
	Beverages	0.91%
117,000	Asahi Group Holdings Ltd.	5,645,880
	Electronic Equipment, Instruments & Components	3.45%
7,000	KEYENCE CORP.	4,178,098
75,000	Murata Manufacturing Co., Ltd.	6,633,936
107,000	Omron Corp.	10,587,928
		21,399,962
	Entertainment	0.81%
10,500	Nintendo Co Ltd.	5,017,770
	Machinery	0.72%
18,500	FANUC Corp.	4,056,346
18,000	FANUC Corp. — ADR(a)	396,900
		4,453,246
	Semiconductors & Semiconductor Equipment	0.50%
250,000	Renesas Electronics Corp.(a)	3,076,840
Total Japan (Cost $27,114,936)		39,593,698

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Luxembourg		2.55%
	Life Sciences Tools & Services	2.16%
104,000	EUROFINS SCIENTIFI(a)	13,352,670
	Personal Products	0.39%
730,750	L'Occitane International SA	2,436,928
Total Luxembourg (Cost $5,449,304)		15,789,598
Netherlands		9.01%
	Beverages	1.61%
710,000	Davide Campari-Milano NV	9,973,490
	IT Services	1.44%
3,200	Adyen NV(a)	8,945,133
	Semiconductors & Semiconductor Equipment	3.64%
21,741	ASML Holding NV — NY Shares — ADR	16,199,437
65,000	STMicroelectronics N.V.	2,838,003
80,600	STMicroelectronics N.V. — NY Shares — ADR	3,516,578
		22,554,018
	Trading Companies & Distributors	2.32%
75,000	IMCD N.V.	14,353,454
Total Netherlands (Cost $14,504,366)		55,826,095
Norway		1.42%
	Commercial Services & Supplies	1.42%
168,000	Tomra Systems ASA	8,788,446
Total Norway (Cost $1,282,872)		8,788,446
Republic of Korea		0.60%
	Semiconductors & Semiconductor Equipment	0.60%
60,000	Samsung Electronic Co., Ltd.	3,719,676
Total Republic of Korea (Cost $2,338,574)		3,719,676

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Spain		1.04%
	Biotechnology	0.61%
257,200	Grifols SA — ADR	3,757,692
	Specialty Retail	0.43%
73,500	Industria de Diseno Textil, S.A.	2,704,478
Total Spain (Cost $6,652,736)		6,462,170
Sweden		3.18%
	Communications Equipment	0.45%
250,000	Telefonaktirbolaget LM Ericsson — ADR	2,800,000
	Electronic Equipment, Instruments & Components	2.41%
966,000	Hexagon AB — B Shares	14,942,083
	Software Publishers	0.32%
100,000	Sinch AB(a)	1,939,199
Total Sweden (Cost $11,050,671)		19,681,282
Switzerland		6.69%
	Capital Markets	1.08%
101,037	Julius Baer Group Ltd.	6,712,869
	Construction Materials	0.54%
70,000	LafargeHolcim Ltd.	3,372,951
	Electrical Equipment	1.20%
222,500	ABB Ltd. — ADR	7,422,600
	Food Products	0.39%
20,000	Nestle SA	2,409,801
	Health Care Equipment & Supplies	0.60%
46,000	Alcon, Inc.	3,724,655
	Life Sciences Tools & Services	1.82%
15,000	Lonza Group AG	11,251,647
	Pharmaceuticals	1.03%
11,800	Roche Holding AG	4,306,646
45,400	Roche Holding AG — ADR	2,064,338
		6,370,984

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
	Textiles, Apparel & Luxury Goods	0.03%
6,500	On Holding AG — ADR(a)	195,845
Total Switzerland (Cost $26,526,090)		41,461,352
Taiwan, Province of China		2.33%
	Semiconductors & Semiconductor Equipment	2.33%
129,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	14,434,224
Total Taiwan, Province of China (Cost $1,607,687)		14,434,224
United Kingdom		7.77%
	Aerospace & Defense	0.54%
440,000	BAE Systems Plc	3,332,585
	Beverages	1.25%
40,300	Diageo PLC — ADR	7,777,900
	Food Products	0.85%
97,200	Unilever PLC — ADR	5,270,184
	Health Care Equipment & Supplies	0.70%
127,000	Smith & Nephew Plc — ADR	4,361,180
	Hotels, Restaurants & Leisure	0.75%
73,100	InterContinental Hotels Group PLC(a)	4,667,549
	Pharmaceuticals	1.09%
94,000	AstraZeneca PLC — ADR	5,645,640
9,000	AstraZeneca PLC	1,084,660
		6,730,300
	Trading Companies & Distributors	2.59%
212,000	Ashtead Group Plc	16,025,803
Total United Kingdom (Cost $28,609,661)		48,165,501
United States		0.03%
	Software	0.03%
3,630	Freshworks, Inc.(a)	154,965
Total United States (Cost $130,680)		154,965
Total Common Stocks (Cost $311,640,154)		577,703,429

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		7.70%
Investment Company		7.70%
47,680,669	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(b)	47,680,669
Total Investment Company		47,680,669
Total Short Term Investments (Cost $47,680,669)		47,680,669
Total Investments (Cost $359,320,823)		100.94 625,384,098%
Liabilities in Excess of Other Assets		(0.94 (5,852,810))%
Total Net Assets		100.00 619,531,288%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

As of September 30, 2021, the industry diversification was as follows:

	$ Fair Value	Percentage
Common Stocks
Aerospace & Defense	3,332,585	0.54%
Banks	12,907,022	2.08%
Beverages	38,740,267	6.25%
Biotechnology	3,757,692	0.61%
Capital Markets	13,937,531	2.25%
Chemicals	29,269,096	4.72%
Commercial Services & Supplies	8,788,446	1.42%
Communications Equipment	2,800,000	0.45%
Construction & Engineering	7,904,648	1.28%
Construction Materials	12,444,719	2.01%
Electrical Equipment	23,920,368	3.86%
Electronic Equipment, Instruments & Components	41,522,096	6.70%
Entertainment	5,017,770	0.81%
Food Products	11,307,924	1.83%
Health Care Equipment & Supplies	28,423,824	4.59%
Health Care Providers & Services	5,600,206	0.90%
Hotels, Restaurants & Leisure	8,663,237	1.40%
Household Products	2,055,994	0.33%
Industrial Conglomerates	11,481,242	1.85%
Insurance	26,977,898	4.35%
Interactive Media & Services	1,131,350	0.18%
IT Services	8,945,133	1.44%
Life Sciences Tools & Services	48,225,944	7.78%
Machinery	4,453,246	0.72%
Personal Products	2,436,928	0.39%
Pharmaceuticals	47,175,720	7.61%
Professional Services	9,659,541	1.56%
Road & Rail	7,748,550	1.25%
Semiconductors & Semiconductor Equipment	64,242,937	10.37%
Software	7,522,512	1.21%
Software Publishers	1,939,199	0.31%
Specialty Retail	2,704,478	0.44%
Textiles, Apparel & Luxury Goods	30,860,064	4.98%
Trading Companies & Distributors	41,805,262	6.75%
Total Common Stocks	577,703,429	93.25%
Short Term Investment
Investment Company	47,680,669	7.70%
Total Short Term Investment	47,680,669	7.70%
Total Investments	625,384,098	100.94%
Liabilities in Excess of Other Assets	(5,852,810)	(1.15)%
TOTAL NET ASSETS	619,531,288	100.00%

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value
Common Stocks		95.65%
Communication Services		13.22%
	Entertainment	1.62%
5,960	Electronic Arts, Inc.	847,810
1,500	Sea Ltd. — ADR(a) (b)	478,095
3,850	The Walt Disney Co.(a)	651,305
		1,977,210
	Interactive Media & Services	11.60%
2,845	Alphabet, Inc. — Class A(a)	7,606,165
498	Alphabet, Inc. — Class C(a)	1,327,324
15,475	Facebook, Inc. — Class A(a)	5,252,060
		14,185,549
Total Communication Services (Cost $6,868,461)		16,162,759
Consumer Discretionary		16.21%
	Auto Components	0.70%
5,700	Aptiv PLC — ADR(a) (b)	849,129
	Automobiles	0.71%
1,125	Tesla, Inc.(a)	872,415
	Hotels, Restaurants & Leisure	2.63%
3,250	Airbnb, Inc.(a)	545,188
5,600	McDonald's Corp.	1,350,216
10,740	Yum! Brands, Inc.	1,313,609
		3,209,013
	Internet & Catalog Retail	1.42%
2,850	Netflix Inc.(a)	1,739,469
	Internet & Direct Marketing Retail	7.10%
2,485	Amazon.com, Inc.(a)	8,163,325
2,500	Etsy, Inc.(a)	519,900
		8,683,225
	Specialty Retai	2.47%
7,425	Lowe's Companies, Inc.	1,506,235
775	RH(a)	516,855
15,170	The TJX Companies, Inc.	1,000,917
		3,024,007
	Textiles, Apparel & Luxury Goods	1.18%
9,935	NIKE, Inc. — Class B	1,442,860
Total Consumer Discretionary (Cost $9,484,429)		19,820,118

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Consumer Staples		2.73%
	Food & Staples Retailing	2.04%
3,225	Costco Wholesale Corp.	1,449,154
13,350	Sysco Corp.	1,047,975
		2,497,129
	Personal Products	0.69%
2,810	The Estee Lauder Companies Inc. — Class A	842,803
Total Consumer Staples (Cost $2,806,625)		3,339,932
Financials		3.99%
	Banks	0.72%
5,375	JPMorgan Chase & Co.	879,834
	Capital Markets	2.66%
1,700	BlackRock, Inc.	1,425,722
4,300	S&P Global, Inc.	1,827,027
		3,252,749
	Insurance	0.61%
2,625	Aon Plc — ADR(b)	750,146
Total Financials (Cost $3,345,262)		4,882,729
Health Care		12.88%
	Biotechnology	0.52%
3,360	Alnylam Pharmaceuticals, Inc.(a)	634,401
	Health Care Equipment & Supplies	3.65%
11,765	Abbott Laboratories	1,389,800
4,900	Danaher Corp.	1,491,756
1,275	Insulet Corporation(a)	362,393
4,625	Stryker Corp.	1,219,705
		4,463,654
	Health Care Providers & Services	1.57%
3,825	Cigna Corp.	765,612
2,950	UnitedHealth Group, Inc.	1,152,683
		1,918,295

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Life Sciences Tools & Services	4.22%
5,075	ICON PLC — ADR(a) (b)	1,329,751
1,935	Illumina, Inc.(a)	784,855
4,675	PerkinElmer, Inc.	810,131
22,615	Stevanato Group SpA — ADR(a) (b)	572,386
2,900	Thermo Fisher Scientific, Inc.	1,656,857
		5,153,980
	Pharmaceuticals	2.92%
7,810	Catalent, Inc.(a)	1,039,277
2,650	Eli Lilly & Co.	612,283
6,625	Johnson & Johnson	1,069,937
4,400	Zoetis, Inc.	854,216
		3,575,713
Total Health Care (Cost $11,946,584)		15,746,043
Industrials		3.77%
	Aerospace & Defense	1.30%
2,200	Northrop Grumman Corp.	792,330
9,300	Raytheon Technologies Corp.	799,428
		1,591,758
	Air Freight & Logistics	0.59%
3,300	FedEx Corp.	723,657
	Industrial Conglomerates	1.88%
4,625	Honeywell International, Inc.	981,795
16,025	Siemens A.G. — ADR(b)	1,316,293
		2,298,088
Total Industrials (Cost $4,032,505)		4,613,503
Information Technology		40.82%
	Communications Equipment	1.12%
4,000	Arista Networks Inc.(a)	1,374,560
	Electronic Equipment, Instruments & Components	0.75%
11,170	Trimble, Inc.(a)	918,733
	Internet Software & Service	0.32%
1,625	Okta, Inc.(a)	385,678

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	IT Services	5.52%
27,500	Adyen NV — ADR(a) (b)	771,100
9,525	PayPal Holdings, Inc.(a)	2,478,500
2,500	Twilio Inc. — Class A(a)	797,625
12,115	Visa Inc. — Class A	2,698,616
		6,745,841
	Semiconductors & Semiconductor Equipment	7.43%
11,500	Applied Materials, Inc.	1,480,395
2,300	ASML Holding NV — NY Shares — ADR(b)	1,713,753
2,500	Enphase Energy, Inc.(a)	374,925
12,850	Entegris, Inc.	1,617,815
2,225	Lam Research Corporation	1,266,359
10,650	Micron Technology, Inc.(a)	755,937
4,575	NXP Semiconductors NV — ADR(b)	896,105
5,120	Texas Instruments, Inc.	984,115
		9,089,404
	Software	19.67%
3,500	Adobe, Inc.(a)	2,015,020
17,250	Dassault Systemes SE — ADR(b)	909,075
6,200	Fortinet Inc.(a)	1,810,648
1,325	HubSpot, Inc.(a)	895,819
4,525	Intuit, Inc.	2,441,283
37,200	Microsoft Corp.	10,487,424
2,775	Palo Alto Networks, Inc.(a)	1,329,225
6,115	salesforce.com, Inc.(a)	1,658,510
2,250	ServiceNow, Inc.(a)	1,400,108
9,200	Snap Inc. — Class A(a)	679,604
1,725	Workday, Inc.(a)	431,060
		24,057,776
	Technology Hardware, Storage & Peripherals	6.01%
51,980	Apple Inc.	7,355,170
Total Information Technology (Cost $27,509,300)		49,927,162
Materials		2.03%
	Chemicals	1.25%
5,230	Linde PLC — ADR(b)	1,534,377

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Construction Materials	0.78%
20,275	CRH PLC — ADR(b)	947,654
Total Materials (Cost $1,913,209)		2,482,031
Total Common Stocks (Cost $67,906,375)		116,974,277
REITS		1.04%
Real Estate		1.04%
	Equity Real Estate Investment Trusts (REITs)	1.04%
1,611	Equinix Inc.	1,272,899
Total Real Estate (Cost $269,645)		1,272,899
Total REITS (Cost $269,645)		1,272,899
Short Term Investments		5.73%
Investment Company		5.73%
7,012,932	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(c)	7,012,932
Total Investment Company		7,012,932
Total Short Term Investments (Cost $7,012,932)		7,012,932
Total Investments (Cost $75,188,952)		102.42 125,260,108%
Liabilities in Excess of Other Assets		(2.42 (2,961,745))%
Total Net Assets		100.00 122,298,363%

ADR  American Depositary Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $12,067,865 (9.87% of net assets) at September 30, 2021.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value
Common Stocks		97.26%
Communication Services		6.26%
	Entertainment	1.92%
23,537	Live Nation Entertainment, Inc.(a)	2,144,927
10,260	Take-Two Interactive Software, Inc.(a)	1,580,758
		3,725,685
	Interactive Media & Services	3.80%
22,590	IAC/InterActiveCorp(a)	2,943,251
99,540	TripAdvisor, Inc.(a)	3,369,429
36,674	Vimeo, Inc.(a)	1,077,116
		7,389,796
	Media	0.54%
22,329	Liberty Media Corp-Liberty Formula One(a)	1,050,579
Total Communication Services (Cost $8,569,190)		12,166,060
Consumer Discretionary		6.08%
	Distributors	0.50%
19,223	LKQ Corp.(a)	967,301
	Diversified Consumer Services	1.04%
48,500	Terminix Global Holdings, Inc.(a)	2,020,995
	Hotels, Restaurants & Leisure	1.02%
5,956	Vail Resorts, Inc.(a)	1,989,602
	Specialty Retail	2.10%
24,835	CarMax, Inc.(a)	3,177,886
40,930	Vroom, Inc.(a)	903,325
		4,081,211
	Soap Cleaning Compound and Toilet Preparation	0.36%
28,915	OLAPLEX HLDGS, Inc.(a)	708,417
	Textiles, Apparel & Luxury Goods	1.06%
83,570	Levi Strauss & Co.	2,048,301
Total Consumer Discretionary (Cost $8,102,046)		11,815,827

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Consumer Staples		0.25%
	Beverages	0.25%
960	The Boston Beer Co, Inc. — Class A(a)	489,360
Total Consumer Staples (Cost $347,494)		489,360
Energy		3.13%
	Energy Equipment & Services	1.56%
102,140	Schlumberger Ltd. — ADR(b)	3,027,430
	Oil, Gas & Consumable Fuels	1.57%
38,000	EOG Resources, Inc.	3,050,260
Total Energy (Cost $4,095,057)		6,077,690
Financials		7.01%
	Capital Markets	7.01%
6,225	MarketAxess Holdings, Inc.	2,618,795
8,074	Moody's Corp.	2,867,158
13,366	MSCI, Inc.	8,131,073
Total Financials (Cost $851,533)		13,617,026
Health Care		18.32%
	Aerospace & Defense	1.05%
5,400	Teleflex, Inc.	2,033,370
	Biotechnology	0.69%
13,950	Exact Sciences Corp.(a)	1,331,527
	Health Care Equipment & Supplies	5.03%
6,700	ABIOMED, Inc.(a)	2,180,984
75,810	Envista Holdings Corp.(a)	3,169,616
7,720	Masimo Corp.(a)	2,089,881
5,650	The Cooper Companies, Inc.	2,335,202
		9,775,683
	Health Care Providers & Services	2.23%
5,360	Chemed Corp.	2,493,043
24,550	Encompass Health Corp.	1,842,232
		4,335,275

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Health Care Technology	2.45%
16,550	Veeva Systems, Inc.(a)	4,769,214
	Life Sciences Tools & Services	5.87%
4,530	Bio-Rad Laboratories, Inc.(a)	3,379,153
11,500	Bio-Techne Corp.	5,572,555
6,055	Illumina, Inc.(a)	2,455,969
		11,407,677
	Pharmaceuticals	1.00%
14,880	Jazz Pharmaceuticals Public Limited Company — ADR(a) (b)	1,937,525
Total Health Care (Cost $20,071,832)		35,590,271
Industrials		26.64%
	Aerospace & Defense	2.05%
27,760	BWX Technologies, Inc.	1,495,154
4,000	TransDigm Group, Inc.(a)	2,498,280
		3,993,434
	Building Products	1.10%
21,002	Trex Co., Inc.(a)	2,140,734
	Commercial Services & Supplies	3.27%
25,041	Copart, Inc.(a)	3,473,687
52,666	IAA Inc.(a)	2,873,984
		6,347,671
	Electrical Equipment	2.25%
35,255	AMETEK, Inc.	4,371,972
	Professional Services	10.93%
61,550	CoStar Group, Inc.(a)	5,296,993
12,483	Equifax, Inc.	3,163,442
64,388	IHS Markit Ltd. — ADR(b)	7,508,928
26,303	Verisk Analytics, Inc.	5,267,702
		21,237,065
	Road & Rail	7.04%
10,658	Kansas City Southern	2,884,481
121,000	Lyft, Inc.(a)	6,484,390
96,020	Uber Technologies, Inc.(a)	4,301,696
		13,670,567
Total Industrials (Cost $24,372,676)		51,761,443

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Information Technology		23.89%
	Communications Equipment	1.69%
16,570	F5 Networks, Inc.(a)	3,293,785
	IT Services	6.18%
6,680	EPAM Systems, Inc.(a)	3,810,806
22,600	Euronet Worldwide, Inc.(a)	2,876,528
17,500	Gartner, Inc.(a)	5,317,900
		12,005,234
	Semiconductors & Semiconductor Equipment	4.84%
19,186	Analog Devices, Inc.	3,213,271
37,300	Micron Technology, Inc.(a)	2,647,554
43,310	ON Semiconductor Corp.(a)	1,982,299
9,140	Universal Display Corp.	1,562,574
		9,405,698
	Software	11.18%
27,335	Aspen Technology, Inc.(a)	3,356,738
21,862	Guidewire Software, Inc.(a)	2,598,736
28,170	Nutanix, Inc.(a)	1,062,009
10,030	Palo Alto Networks, Inc.(a)	4,804,370
9,700	Splunk, Inc.(a)	1,403,687
34,289	SS&C Technologies Holdings, Inc.	2,379,657
6,640	Tyler Technologies, Inc.(a)	3,045,436
12,300	Workday, Inc.(a)	3,073,647
		21,724,280
Total Information Technology (Cost $27,054,601)		46,428,997
Materials		2.42%
	Chemicals	1.10%
23,310	FMC Corp.	2,134,264
	Construction Materials	1.32%
7,500	Martin Marietta Materials, Inc.	2,562,600
Total Materials (Cost $1,847,509)		4,696,864

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Real Estate		3.26%
	Real Estate Management & Development	3.26%
65,022	CBRE Group, Inc. — Class A(a)	6,330,542
Total Real Estate (Cost $2,929,009)		6,330,542
Total Common Stocks (Cost $98,240,947)		188,974,080
REITS		2.22%
Real Estate		2.22%
	Equity Real Estate Investment Trusts (REITs)	2.22%
1,624	Equinix Inc.	1,283,171
36,790	Welltower, Inc.	3,031,496
Total Real Estate (Cost $2,978,683)		4,314,667
Total REITS (Cost $2,978,683)		4,314,667
Short Term Investments		0.86%
Investment Company		0.86%
1,667,124	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(c)	1,667,124
Total Investment Company		1,667,124
Total Short Term Investments (Cost $1,667,124)		1,667,124
Total Investments (Cost $102,886,754)		100.34 194,955,871%
Liabilities in Excess of Other Assets		(0.34 (661,428))%
Total Net Assets		100.00 194,294,443%

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

ADR  American Depositary Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $12,473,883 (6.42% of net assets) at September 30, 2021.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares or Face Amount		$ Fair Value
Common Stocks		97.12%
Communication Services		5.00%
	Diversified Telecommunication Services	1.24%
164,485	Bandwidth, Inc.(a)	14,849,706
	Interactive Media & Services	3.76%
940,835	Eventbrite, Inc.(a)	17,791,190
571,090	EverQuote, Inc.(a)	10,639,406
888,730	Genius Sports Ltd. — ADR(a) (b)	16,583,702
		45,014,298
Total Communication Services (Cost $60,717,056)		59,864,004
Consumer Discretionary		17.19%
	Diversified Consumer Services	1.35%
577,840	European Wax Center, Inc.(a)	16,185,298
	Hotels, Restaurants & Leisure	7.40%
349,040	Bally's Corp.(a)	17,500,866
1,067,610	Everi Holdings Inc.(a)	25,814,810
1,286,245	Rush Street Interactive, Inc.(a)	24,708,766
121,130	Texas Roadhouse, Inc.	11,062,803
58,290	Wingstop, Inc.	9,555,480
		88,642,725
	Household Durables	2.26%
206,632	Lovesac Co/The(a)	13,656,309
636,060	Purple Innovation, Inc.(a)	13,369,981
		27,026,290
	Internet & Direct Marketing Retail	2.75%
187,635	Overstock.com, Inc.(a)	14,620,519
513,020	RealReal Inc/The(a)	6,761,604
101,995	Shutterstock, Inc.	11,558,073
		32,940,196
	Specialty Retail	2.06%
837,551	Guess?, Inc.	17,596,946
1,013,190	Shift Technologies, Inc.(a)	7,031,539
		24,628,485

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Textiles, Apparel & Luxury Goods	1.37%
407,487	Steven Madden Ltd.	16,364,678
Total Consumer Discretionary (Cost $152,144,960)		205,787,672
Consumer Staples		0.80%
	Beverages	0.80%
148,065	MGP Ingredients, Inc.	9,639,032
Total Consumer Staples (Cost $4,771,239)		9,639,032
Financials		6.14%
	Capital Markets	3.10%
151,195	Hamilton Lane Inc. — Class A	12,824,360
578,343	MarketWise, Inc.(a)	4,777,113
540,875	Open Lending Corp.(a)	19,509,361
		37,110,834
	Insurance	3.04%
487,670	BRP Group, Inc.(a)	16,234,534
249,078	Palomar Holdings, Inc.(a)	20,132,975
		36,367,509
Total Financials (Cost $38,037,748)		73,478,343
Health Care		22.61%
	Biotechnology	8.75%
657,383	Avid Bioservices, Inc.(a)	14,179,751
186,324	CareDx, Inc.(a)	11,807,352
321,717	Castle Biosciences, Inc.(a)	21,394,181
327,360	Deciphera Pharmaceuticals, Inc.(a)	11,123,693
268,610	DermTech, Inc.(a)	8,625,067
464,930	Halozyme Therapeutics, Inc.(a)	18,913,352
133,987	Ligand Pharmaceuticals, Inc.(a)	18,667,069
		104,710,465

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Health Care Equipment & Supplies	4.33%
230,420	CVRx, Inc.(a)	3,811,147
194,830	Establishment Labs Holdings, Inc. — ADR(a) (b)	13,945,931
453,012	NeuroPace, Inc.(a)	7,180,240
1,188,610	OraSure Technologies, Inc.(a)	13,443,179
104,315	STAAR Surgical Co.(a)	13,407,607
		51,788,104
	Health Care Providers & Services	2.13%
259,963	HealthEquity, Inc.(a)	16,835,204
368,610	Privia Health Group, Inc.(a)	8,684,451
		25,519,655
	Health Care Technology	1.67%
631,725	iCAD, Inc.(a)	6,791,044
213,444	Phreesia, Inc.(a)	13,169,495
		19,960,539
	Life Sciences Tools & Services	4.54%
192,695	Adaptive Biotechnologies Corporation(a)	6,549,703
342,045	Quanterix Corp.(a)	17,030,420
464,805	Sotera Health Co.(a)	12,154,651
213,560	Syneos Health, Inc.(a)	18,682,229
		54,417,003
	Pharmaceuticals	1.19%
678,385	Ocular Therapeutix, Inc.(a)	6,783,850
598,985	Verrica Pharmaceuticals, Inc.(a)	7,487,313
		14,271,163
Total Health Care (Cost $210,287,331)		270,666,929
Industrials		21.99%
	Air Freight & Logistics	1.61%
746,900	Air Transport Services Group, Inc.(a)	19,277,489
	Building Products	3.47%
159,415	Advanced Drainage Systems, Inc.	17,243,921
747,550	Janus International Group, Inc.(a)	9,150,012
796,425	PGT Innovations, Inc.(a)	15,211,717
		41,605,650

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Construction & Engineering	2.83%
201,510	MasTec, Inc.(a)	17,386,283
166,825	NV5 Global, Inc.(a)	16,443,940
		33,830,223
	Electrical Equipment	3.49%
1,063,500	Array Technologies, Inc.(a)	19,696,020
164,370	Vicor Corp.(a)	22,051,879
		41,747,899
	Machinery	4.20%
406,305	Hydrofarm Holdings Group, Inc.(a)	15,378,644
119,870	John Bean Technologies Corp.	16,847,729
124,992	Kornit Digital Ltd. — ADR(a) (b)	18,091,342
		50,317,715
	Professional Services	5.57%
413,235	First Advantage Corp.(a)	7,872,127
124,710	FTI Consulting, Inc.(a)	16,798,437
271,658	ICF International, Inc.	24,256,343
215,000	Sterling Check Corp.(a)	5,581,400
271,080	Upwork, Inc.(a)	12,206,732
		66,715,039
	Trading Companies & Distributors	0.82%
49,390	SiteOne Landscape Supply, Inc.(a)	9,851,823
Total Industrials (Cost $201,267,322)		263,345,838
Information Technology		20.53%
	Communications Equipment	4.69%
845,458	ADTRAN, Inc.	15,860,792
386,575	Calix, Inc.(a)	19,108,402
584,150	Cambium Networks Corp. — ADR(a) (b)	21,140,389
		56,109,583
	IT Services	3.31%
93,220	Endava PLC — ADR(a) (b)	12,663,937
1,662,785	Paya Holdings, Inc.(a)	18,074,473
134,520	TaskUS, Inc.(a)	8,928,092
		39,666,502

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
	Semiconductors & Semiconductor Equipment	2.70%
385,455	MaxLinear, Inc.(a)	18,983,659
95,345	Silicon Laboratories, Inc.(a)	13,363,555
		32,347,214
	Software	9.83%
350,385	8x8, Inc.(a)	8,195,505
240,665	Digital Turbine, Inc.(a)	16,545,719
277,074	DoubleVerify Holdings, Inc.(a)	9,464,848
259,641	Mimecast Ltd. — ADR(a) (b)	16,513,168
774,379	Momentive Global, Inc.(a)	15,177,829
347,367	Riskified Ltd. — ADR(a) (b)	7,923,441
458,695	Tenable Holdings, Inc.(a)	21,164,187
206,705	Varonis Systems, Inc.(a)	12,577,999
827,745	Viant Technology, Inc.(a)	10,115,044
		117,677,740
Total Information Technology (Cost $172,843,789)		245,801,039
Materials		1.77%
	Construction Materials	1.24%
463,433	Summit Materials, Inc. — Class A(a)	14,815,953
	Containers & Packaging	0.53%
302,997	Karat Packaging, Inc.(a)	6,372,027
Total Materials (Cost $12,354,782)		21,187,980
Total Common Stocks (Cost $878,976,047)		1,149,770,837
Private Placements		1.09%
	Software	0.45%
800,000	Airspan Networks Holdings, Inc.(a) (c)	5,344,000
Total Software (Cost $8,000,000)		5,344,000
	Capital Markets	0.64%
930,000	MarketWise, Inc. — Class A(a) (c)	7,681,800
Total Capital Markets (Cost $9,300,000)		7,681,800
Total Private Placements (Cost $17,300,000)		13,025,800

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 Continued

Shares or Face Amount		$ Fair Value
Short Term Investments		3.16%
Investment Company		3.16%
37,819,132	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.010%(d)	37,819,132
Total Investment Company		37,819,132
Total Short Term Investments (Cost $37,819,132)		37,819,132
Total Investments (Cost $915,913,359)		100.28 1,200,615,769%
Liabilities in Excess of Other Assets		(0.28 (3,340,294))%
Total Net Assets		100.00 1,197,275,475%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $106,105,918 (8.87% of net assets) at September 30, 2021.

(c)  Security is restricted from resale and considered illiquid.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND
LIABILITIES

SEPTEMBER 30, 2021 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$1,281,782,484	$63,689,982	$93,172,068	$223,931,328	$96,423,002
Cash denominated in foreign currencies, at cost:	—	—	—	—	—
Investments in securities, at value:	1,800,867,924	111,047,777	135,537,289	428,616,754	212,556,714
Cash:	—	—	—	—	—
Cash denominated in foreign currency, at value:	—	—	—	—	—
Receivables:
Investments sold	—	—	9,321,859	—	—
Fund shares sold	468,095	9,858	32,385	3,490	44,432
Dividends	111,187	61,667	10,723	578,182	28,050
Interest	—	18,919	—	31,267	—
Other receivables	—	—	—	—	—
Other assets	47,749	15,103	752	32,068	22,652
Total assets	1,801,494,955	111,153,324	144,903,008	429,261,761	212,651,848
LIABILITIES:
Payables:
Investments purchased	18,255,070	—	3,873,484	—	667,800
Written options, at value(1) (Note 8)	—	—	—	63,688	—
Fund shares purchased	1,334,309	22,853	162,228	72,985	408,210
Management fees (Note 3)	1,289,080	69,685	156,192	303,510	137,058
Custodian fees (Note 3)	—	—	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	470,269	5,934	47,870	73,699	57,425
Other payables	—	—	—	—	—
Accrued expenses	1,196	2,796	56,022	53,159	17,908
Total liabilities	21,349,924	101,268	4,295,796	567,041	1,288,401
NET ASSETS	$1,780,145,031	$111,052,056	$140,607,212	$428,694,720	$211,363,447
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$989,827,660	$62,308,544	$78,997,109	$208,251,554	$75,269,208
Total distributable earnings	790,317,371	48,743,512	61,610,103	220,443,166	136,094,239
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,780,145,031	$111,052,056	$140,607,212	$428,694,720	$211,363,447
Net Assets — Investor Class	$1,374,457,527	$30,596,249	$87,999,089	$275,782,426	$115,310,710
Outstanding Shares — Investor Class	42,519,775	1,231,789	3,583,851	15,980,712	3,311,383
NET ASSET VALUE PER SHARE — Investor Class	$32.33	$24.84	$24.55	$17.26	$34.82
Net Assets — Institutional Class	$405,687,504	$80,455,807	$52,608,124	$152,912,294	$96,052,736
Outstanding Shares — Institutional Class	12,503,022	3,239,254	2,134,410	8,864,165	2,750,993
NET ASSET VALUE PER SHARE — Institutional Class	$32.45	$24.84	$24.65	$17.25	$34.92
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Written options, premiums received	—	—	—	117,142	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$283,181,493	$359,320,823	$75,188,952	$102,886,754	$915,913,359
Cash denominated in foreign currencies, at cost:	—	27,633	—	—	—
Investments in securities, at value:	298,869,657	625,384,098	125,260,108	194,955,871	1,200,615,769
Cash:	117,992	—	—	—	35,004
Cash denominated in foreign currency, at value:	—	27,652	—	—	—
Receivables:
Investments sold	1,455,675	1,219	—	70,874	6,159,698
Fund shares sold	302,798	630,773	12,325	104,357	1,772,876
Dividends	—	1,953,515	27,876	40,327	91,238
Interest	3,591,328	—	—	—	—
Other receivables	—	—	—	—	—
Other assets	61,956	19,715	18,406	17,636	71,624
Total assets	304,399,406	628,016,972	125,318,715	195,189,065	1,208,746,209
LIABILITIES:
Payables:
Investments purchased	5,025,000	7,082,737	2,924,177	607,215	9,249,201
Written options, at value(1) (Note 8)	—	—	—	—	—
Fund shares purchased	92,486	724,235	1,229	72,814	711,775
Management fees (Note 3)	208,670	456,348	79,026	140,417	857,632
Custodian fees (Note 3)	—	138,088	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	—	42,892	14,559	47,539	645,783
Other payables	—	—	—	—	—
Accrued expenses	2,934	41,384	1,361	26,637	6,343
Total liabilities	5,329,090	8,485,684	3,020,352	894,622	11,470,734
NET ASSETS	$299,070,316	$619,531,288	$122,298,363	$194,294,443	$1,197,275,475
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$273,512,159	$338,926,626	$47,012,261	$83,258,255	$689,536,986
Total distributable earnings	25,558,157	280,604,662	75,286,102	111,036,188	507,738,489
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$299,070,316	$619,531,288	$122,298,363	$194,294,443	$1,197,275,475
Net Assets — Investor Class	$57,988,385	$289,318,148	$41,959,879	$107,194,024	$887,476,547
Outstanding Shares — Investor Class	4,846,283	12,801,631	808,769	5,100,646	39,287,866
NET ASSET VALUE PER SHARE — Investor Class	$11.97	$22.60	$51.88	$21.02	$22.59
Net Assets — Institutional Class	$241,081,931	$330,213,140	$80,338,484	$87,100,420	$309,798,927
Outstanding Shares — Institutional Class	20,164,027	14,590,024	1,544,769	4,129,766	13,664,717
NET ASSET VALUE PER SHARE — Institutional Class	$11.96	$22.63	$52.01	$21.09	$22.67
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Written options, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	$—	$29,513	$—	$98,329	$—
Dividends from securities	2,811,658	763,951	167,826	5,874,393	593,138
Foreign tax withheld	—	(1,289)	(3,695)	(1,512)	—
Total investment income	2,811,658	792,175	164,131	5,971,210	593,138
EXPENSES:
Management fees (Note 3)	7,703,092	412,971	942,698	1,870,433	807,302
Shareholder Service Fees — Investor Class (Note 7)	1,084,535	22,987	69,401	213,982	89,578
Registration fees	17,296	14,840	75,910	9,752	15,389
Custody fees	—	—	—	—	—
Other expenses	11,824	630	898	2,617	1,285
Total expenses	8,816,747	451,428	1,088,907	2,096,784	913,554
Net investment income (loss)	(6,005,089)	340,747	(924,776)	3,874,426	(320,416)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	141,207,403	397,879	9,854,815	4,175,218	12,365,818
Options written (Note 8)	—	—	—	450,799	—
Net unrealized appreciation/depreciation during the year on:
Investments	(49,606,999)	6,940,204	(5,140,322)	21,870,889	11,886,536
Options written (Note 8)	—	—	—	53,454	—
Net realized and unrealized gain (loss)	91,600,404	7,338,083	4,714,493	26,550,360	24,252,354
Net increase in net assets resulting from operations	$85,595,315	$7,678,830	$3,789,717	$30,424,786	$23,931,938

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$6,891,229	$—	$—	$—	$—
Dividends from securities	121,094	5,260,037	374,475	387,888	972,020
Foreign tax withheld	—	(645,555)	(659)	—	—
Total investment income	7,012,323	4,614,482	373,816	387,888	972,020
EXPENSES:
Management fees (Note 3)	1,231,878	2,577,464	453,890	846,083	5,114,891
Shareholder Service Fees — Investor Class (Note 7)	41,234	214,244	30,976	83,241	660,052
Registration fees	13,119	40,661	16,835	13,209	25,561
Custody fees	—	173,220	—	—	—
Other expenses	2,633	3,532	886	1,241	7,492
Total expenses	1,288,864	3,009,121	502,587	943,774	5,807,996
Net investment income (loss)	5,723,459	1,605,361	(128,771)	(555,886)	(4,835,976)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	3,262,713	13,214,446	24,243,586	7,306,366	108,094,369
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the year on:
Investments	179,689	40,216,692	(10,796,931)	1,202,749	(85,575,815)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain (loss)	3,442,402	53,431,138	13,446,655	8,509,115	22,518,554
Net increase in net assets resulting from operations	$9,165,861	$55,036,499	$13,317,884	$7,953,229	$17,682,578

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Early Stage Growth Fund
	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021
OPERATIONS:
Net investment income (loss)	$(6,005,089)	$(10,326,642)	$340,747	$606,964	$(924,776)	$(1,200,578)
Net realized gain on investment transactions	141,207,403	322,324,905	397,879	2,703,910	9,854,815	24,524,120
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(49,606,999)	509,250,181	6,940,204	31,172,434	(5,140,322)	46,689,428
Net increase (decrease) in net assets resulting from operations	85,595,315	821,248,444	7,678,830	34,483,308	3,789,717	70,012,970
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	—	(135,340,074)	(326,407)	(603,921)	—	(11,977,369)
Total distributions	—	(135,340,074)	(326,407)	(603,921)	—	(11,977,369)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	47,124,095	149,611,384	1,369,802	2,831,032	12,989,434	12,452,018
Institutional Class	76,527,133	96,646,218	5,006,075	17,170,546	4,350,348	6,151,289
Reinvested dividends and distributions
Investor Class	—	110,352,380	72,775	161,501	—	7,394,722
Institutional Class	—	21,348,611	243,647	421,740	—	4,253,752
Shares Issued	123,651,228	377,958,593	6,692,299	20,584,819	17,339,782	30,251,781
Redemptions
Investor Class	(185,303,125)	(530,764,960)	(1,522,759)	(9,627,763)	(10,222,180)	(17,078,266)
Institutional Class	(23,942,629)	(90,624,869)	(2,479,855)	(8,534,071)	(2,146,461)	(5,097,713)
Shares repurchased	(209,245,754)	(621,389,829)	(4,002,614)	(18,161,834)	(12,368,641)	(22,175,979)
Net increase (decrease) from capital share transactions	(85,594,526)	(243,431,236)	2,689,685	2,422,985	4,971,141	8,075,802
Total increase (decrease) in net assets	789	442,477,134	10,042,108	36,302,372	8,760,858	66,111,403
NET ASSETS:
Beginning of period	1,780,144,242	1,337,667,108	101,009,948	64,707,576	131,846,354	65,734,951
End of period	$1,780,145,031	$1,780,144,242	$111,052,056	$101,009,948	$140,607,212	$131,846,354
Fund share transactions:
Shares issued
Investor Class	1,467,297	5,500,653	55,337	141,111	528,240	567,291
Institutional Class	2,312,134	3,308,615	203,259	832,698	175,417	273,406
	3,779,431	8,809,268	258,596	973,809	703,657	840,697
Reinvested dividends and distributions
Investor Class	—	3,704,344	2,967	7,919	—	341,558
Institutional Class	—	714,717	9,933	20,360	—	195,935
	—	4,419,061	12,900	28,279	—	537,493
Shares Issued	3,779,431	13,228,329	271,496	1,002,088	703,657	1,378,190
Shares repurchased
Investor Class	(5,734,783)	(19,361,212)	(61,493)	(491,618)	(412,319)	(852,378)
Institutional Class	(741,755)	(3,408,874)	(99,952)	(435,000)	(87,392)	(269,189)
Total Shares Repurchased	(6,476,538)	(22,770,086)	(161,445)	(926,618)	(499,711)	(1,121,567)
Net increase (decrease) in fund shares	(2,697,107)	(9,541,757)	110,051	75,470	203,946	256,623

The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021
OPERATIONS:
Net investment income (loss)	$3,874,426	$8,932,524	$(320,416)	$(241,834)
Net realized gain on investment transactions	4,626,017	12,766,430	12,365,818	20,363,885
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	21,924,343	124,757,423	11,886,536	55,554,120
Net increase (decrease) in net assets resulting from operations	30,424,786	146,456,377	23,931,938	75,676,171
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(3,940,474)	(14,924,358)	—	(9,555,575)
Total distributions	(3,940,474)	(14,924,358)	—	(9,555,575)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	4,878,682	5,998,019	3,283,770	8,115,877
Institutional Class	3,150,070	6,056,964	4,226,178	8,440,623
Reinvested dividends and distributions
Investor Class	2,446,032	9,615,886	—	5,431,116
Institutional Class	1,286,363	4,671,983	—	4,021,245
Shares Issued	11,761,147	26,342,852	7,509,948	26,008,861
Redemptions
Investor Class	(26,722,260)	(98,594,572)	(13,819,191)	(28,516,879)
Institutional Class	(8,536,668)	(40,830,504)	(4,703,666)	(11,526,887)
Shares repurchased	(35,258,928)	(139,425,076)	(18,522,857)	(40,043,766)
Net increase (decrease) from capital share transactions	(23,497,781)	(113,082,224)	(11,012,909)	(14,034,905)
Total increase (decrease) in net assets	2,986,531	18,449,795	12,919,029	52,085,691
NET ASSETS:
Beginning of period	425,708,189	407,258,394	198,444,418	146,358,727
End of period	$428,694,720	$425,708,189	$211,363,447	$198,444,418
Fund share transactions:
Shares issued
Investor Class	416,984	416,984	98,660	284,229
Institutional Class	407,263	407,263	122,936	300,559
	824,247	824,247	221,596	584,788
Reinvested dividends and distributions
Investor Class	656,101	656,101	—	179,600
Institutional Class	318,733	318,733	—	132,758
	974,834	974,834	—	312,358
Shares Issued	1,799,081	1,799,081	221,596	897,146
Shares repurchased
Investor Class	(6,880,691)	(6,880,691)	(405,150)	(1,000,266)
Institutional Class	(2,845,684)	(2,845,684)	(136,260)	(419,001)
Total Shares Repurchased	(9,726,375)	(9,726,375)	(541,410)	(1,419,267)
Net increase (decrease) in fund shares	(7,927,294)	(7,927,294)	(319,814)	(522,121)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021
OPERATIONS:
Net investment income (loss)	$5,723,459	$10,724,695	$1,605,361	$1,433,999	$(128,771)	$(62,605)
Net realized gain on investment transactions	3,262,713	6,896,478	13,214,446	1,772,922	24,243,586	1,438,010
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	179,689	36,810,629	40,216,692	185,957,714	(10,796,931)	39,787,915
Net increase (decrease) in net assets resulting from operations	9,165,861	54,431,802	55,036,499	189,164,635	13,317,884	41,163,320
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(5,853,195)	(10,791,072)	—	(1,810,577)	—	(226,492)
Total distributions	(5,853,195)	(10,791,072)	—	(1,810,577)	—	(226,492)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	10,481,295	7,659,688	35,276,975	76,610,305	2,310,644	4,685,305
Institutional Class	14,806,274	58,665,709	31,607,362	68,195,319	4,767,436	9,245,163
Reinvested dividends and distributions
Investor Class	1,047,730	2,076,991	—	705,246	—	46,663
Institutional Class	4,167,567	7,577,783	—	1,027,962	—	171,050
Shares Issued	30,502,866	75,980,171	66,884,337	146,538,832	7,078,080	14,148,181
Redemptions
Investor Class	(4,242,001)	(15,115,408)	(32,059,296)	(97,166,871)	(2,288,184)	(10,383,103)
Institutional Class	(6,328,363)	(16,448,241)	(15,969,704)	(51,180,047)	(4,616,276)	(9,011,030)
Shares repurchased	(10,570,364)	(31,563,649)	(48,029,000)	(148,346,918)	(6,904,460)	(19,394,133)
Net increase (decrease) from capital share transactions	19,932,502	44,416,522	18,855,337	(1,808,086)	173,620	(5,245,952)
Total increase (decrease) in net assets	23,245,168	88,057,252	73,891,836	185,545,972	13,491,504	35,690,876
NET ASSETS:
Beginning of period	275,828,148	187,770,896	545,639,452	360,093,480	108,806,859	73,115,983
End of period	$299,073,316	$275,828,148	$619,531,288	$545,639,452	$122,298,363	$108,806,859
Fund share transactions:
Shares issued
Investor Class	875,262	685,046	1,563,939	4,425,494	44,572	115,539
Institutional Class	1,238,499	5,312,364	1,388,854	3,747,339	93,801	227,459
	2,113,761	5,997,410	2,952,793	8,172,833	138,373	342,998
Reinvested dividends and distributions
Investor Class	87,913	187,338	—	35,368	—	1,051
Institutional Class	349,985	680,140	—	51,553	—	3,848
	437,898	867,478	—	86,921	—	4,899
Shares Issued	2,551,659	6,864,888	2,952,793	8,259,754	138,373	347,897
Shares repurchased
Investor Class	(355,135)	(1,370,951)	(1,439,413)	(5,354,527)	(45,130)	(251,260)
Institutional Class	(530,102)	(1,483,211)	(711,818)	(2,896,307)	(90,872)	(219,968)
Total Shares Repurchased	(885,237)	(2,854,162)	(2,151,231)	(8,250,834)	(136,002)	(471,228)
Net increase (decrease) in fund shares	1,666,422	4,010,725	801,562	8,920	2,371	(123,331)

The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (UNAUDITED)	Year Ended March 31, 2021
OPERATIONS:
Net investment income (loss)	$(555,886)	$(953,118)	$(4,835,976)	$(5,997,480)
Net realized gain on investment transactions	7,306,366	26,399,637	108,094,369	219,482,041
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	1,202,749	57,028,018	(85,575,815)	308,472,234
Net increase (decrease) in net assets resulting from operations	7,953,229	82,474,537	17,682,578	521,956,795
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	—	(12,015,139)	—	(76,101,843)
Total distributions	—	(12,015,139)	—	(76,101,843)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	2,243,185	3,660,618	179,102,116	177,161,629
Institutional Class	3,156,571	8,501,585	86,104,351	157,633,634
Reinvested dividends and distributions
Investor Class	—	6,861,738	—	58,109,075
Institutional Class	—	5,016,695	—	16,517,003
Shares Issued	5,399,756	24,040,636	265,206,467	409,421,341
Redemptions
Investor Class	(6,546,545)	(31,736,812)	(106,211,233)	(117,827,412)
Institutional Class	(3,215,356)	(9,413,314)	(109,377,977)	(40,372,895)
Shares repurchased	(9,761,901)	(41,150,126)	(215,589,210)	(158,200,307)
Net increase (decrease) from capital share transactions	(4,362,145)	(17,109,490)	49,617,257	251,221,034
Total increase (decrease) in net assets	3,591,084	53,349,908	67,299,835	697,075,986
NET ASSETS:
Beginning of period	190,703,359	137,353,451	1,129,975,640	432,899,654
End of period	$194,294,443	$190,703,359	$1,197,275,475	$1,129,975,640
Fund share transactions:
Shares issued
Investor Class	44,571	214,506	7,744,207	8,586,112
Institutional Class	93,801	483,763	3,719,362	7,457,256
	138,372	698,269	11,463,569	16,043,368
Reinvested dividends and distributions
Investor Class	—	360,385	—	2,816,727
Institutional Class	—	262,792	—	798,695
	—	623,177	—	3,615,422
Shares Issued	138,372	1,321,446	11,463,569	19,658,790
Shares repurchased
Investor Class	(45,130)	(1,880,452)	(4,652,931)	(6,078,091)
Institutional Class	(90,872)	(553,172)	(4,853,496)	(2,137,290)
Total Shares Repurchased	(136,002)	(2,433,624)	(9,506,427)	(8,215,381)
Net increase (decrease) in fund shares	2,370	(1,112,178)	1,957,142	11,443,409

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		2020	2019	2018	2017
Net asset value, beginning of period	$30.82		$19.88		$25.29	$24.52	$21.86	$19.30
Income from investment operations:
Net investment loss	(0.11	)(1)	(0.18	)(1)	(0.06)	(0.06)	(0.04)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	1.62		13.51		(1.76)	2.31	3.82	3.10
Total from investment operations	1.51		13.33		(1.82)	2.25	3.78	3.08
Less distributions:
Distributions from capital gains	—		(2.39)		(3.59)	(1.48)	(1.12)	(0.52)
Total distributions	—		(2.39)		(3.59)	(1.48)	(1.12)	(0.52)
Paid-in capital from redemption fees(2)	—		—		—	—	—	— (3)
Net asset value, end of period	$32.33		$30.82		$19.88	$25.29	$24.52	$21.86
Total return*	4.83%		67.49%		(9.64%)	10.34%	17.35%	16.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,374,458		$1,442,145		$1,132,237	$1,744,262	$1,896,950	$1,254,238
Ratio of expenses to average net assets**	1.00%		1.01%		1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.70%)		(0.64%)		(0.30%)	(0.21%)	(0.20%)	(0.11%)
Portfolio turnover rate*	22%		84%		123%	77%	42%	51%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Year Ended March 31,		For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		March 31, 2020
Net asset value, beginning of period	$30.92		$19.91		$27.10
Income from investment operations:
Net investment loss	(0.09	)(1)	(0.14	)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	1.62		13.54		(3.56)
Total from investment operations	1.53		13.40		(3.60)
Less distributions:
Distributions from capital gains	—		(2.39)		(3.59)
Total distributions	—		(2.39)		(3.59)
Net asset value, end of period	$32.45		$30.92		$19.91
Total return**	4.88%		67.75%		(15.55	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405,688		$337,999		$205,430
Ratio of expenses to average net assets***	0.85%		0.86%		0.86%
Ratio of net investment income (loss) to average net assets***	(0.55%)		(0.50%)		(0.25%)
Portfolio turnover rate**	22%		84%		123%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.16		$15.10	$16.65	$16.28	$15.32	$13.20
Income from investment operations:
Net investment gain	(0.06	)(1)	0.12 (1)	0.44	0.25	0.19	0.18
Net gains (losses) on securities (both realized and unrealized)	1.80		8.06	(1.81)	0.91	1.11	2.22
Total from investment operations	1.74		8.18	(1.37)	1.16	1.30	2.40
Less distributions:
Distributions from investment Income	(0.06)		(0.12)	(0.17)	(0.25)	(0.19)	(0.18)
Distributions from capital gains	—		—	—	(0.54)	(0.15)	(0.10)
Distributions from return of capital	—		—	(0.01)	—	—	—
Total distributions	(0.06)		(0.12)	(0.18)	(0.79)	(0.34)	(0.28)
Paid-in capital from redemption fees(2)	—		—	—	—	—	— (3)
Net asset value, end of period	$24.84		$23.16	$15.10	$16.65	$16.28	$15.32
Total return*	7.52%		54.29%	(8.32%)	7.48%	8.51%	18.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,596		$28,605	$23,821	$58,299	$59,364	$59,795
Ratio of expenses to average net assets**	0.93%		0.94%	0.95%	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets**	(0.96%)		0.63%	0.84%	1.45%	1.16%	1.34%
Portfolio turnover rate*	1%		20%	31%	20%	21%	26%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Year Ended March 31,	For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021	March 31, 2020
Net asset value, beginning of period	$23.16		$15.10	$17.37
Income from investment operations:
Net investment income	(0.02	)(1)	0.15 (1)	0.28
Net gains (losses) on securities (both realized and unrealized)	1.78		8.06	(2.41)
Total from investment operations	1.76		8.21	(2.13)
Less distributions:
Distributions from investment Income	(0.08)		(0.15)	(0.13)
Distributions from capital gains	—		—	—
Distributions from return of capital	—		—	(0.01)
Total distributions	(0.08)		(0.15)	(0.14)
Net asset value, end of period	$24.84		$23.16	$15.10
Total return**	7.60%		54.52%	(12.34	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,456		$72,405	$40,887
Ratio of expenses to average net assets***	0.78%		0.79%	0.80%
Ratio of net investment income (loss) to average net assets***	(0.81%)		0.78%	1.23%
Portfolio turnover rate**	1%		20%	31%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO EARLY STAGE GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		2020	2019	2018	2017
Net asset value, beginning of period	$23.88		$12.50		$15.30	$16.03	$15.78	$13.89
Income from investment operations:
Net investment loss	(0.17	)(1)	(0.25	)(1)	(0.15)	(0.15)	(0.18)	(0.13)
Net gains (losses) on securities (both realized and unrealized)	0.84		14.11		(1.85)	1.32	3.55	3.25
Total from investment operations	0.67		13.86		(2.00)	1.17	3.37	3.12
Less distributions:
Distributions from capital gains	—		(2.48)		(0.80)	(1.90)	(3.12)	(1.23)
Total distributions	—		(2.48)		(0.80)	(0.79)	(0.34)	(0.28)
Paid-in capital from redemption fees(2)	—		—		—	—	—	— (3)
Net asset value, end of period	$24.55		$23.88		$12.50	$15.30	$16.03	$15.78
Total return*	2.93%		112.86%		(14.38%)	9.39%	21.84%	22.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,999		$82,824		$42,633	$84,032	$87,969	$85,336
Ratio of expenses to average net assets**	1.51%		1.50%		1.49%	1.48%	1.48%	1.48%
Ratio of net investment income (loss) to average net assets**	(1.33%)		(1.24%)		(1.00%)	(0.94%)	(1.10%)	(0.62%)
Portfolio turnover rate*	20%		54%		22%	40%	48%	95%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO EARLY STAGE GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Period Ended September 30, 2021		For the Year Ended March 31,		For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		March 31, 2020
Net asset value, beginning of period	$23.96		$12.51		$16.44
Income from investment operations:
Net investment loss	(0.15	)(1)	(0.22	)(1)	(0.14)
Net gains (losses) on securities (both realized and unrealized)	0.84		14.15		(2.99)
Total from investment operations	0.69		13.93		(3.13)
Less distributions:
Distributions from investment Income	—		—		—
Distributions from capital gains	—		(2.48)		(0.80)
Total distributions	—		(2.48)		(0.80)
Net asset value, end of period	$24.65		$23.96		$12.51
Total return**	3.01%		113.25%		(20.25	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,608		$49,023		$23,102
Ratio of expenses to average net assets***	1.41%		1.35%		1.35%
Ratio of net investment income (loss) to average net assets***	(1.18%)		(1.09%)		(1.19%)
Portfolio turnover rate**	20%		54%		22%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.24	$11.93	$15.27	$15.00	$14.74	$13.70
Income from investment operations:
Net investment income	0.14 (1)	0.29 (1)	0.72	0.39	0.34	0.35
Net gains (losses) on securities (both realized and unrealized)	1.04	4.53	(3.63)	0.71	0.77	1.14
Total from investment operations	1.17	4.82	(2.91)	1.10	1.11	1.49
Less distributions:
Distributions from investment Income	(0.15)	(0.30)	(0.32)	(0.39)	(0.36)	(0.38)
Distributions from capital gains	—	(0.21)	(0.11)	(0.44)	(0.49)	(0.07)
Total distributions	(0.15)	(0.51)	(0.43)	(0.83)	(0.85)	(0.45)
Paid-in capital from redemption fees(2)	—	—	—	—	—	— (3)
Net asset value, end of period	$17.26	$16.24	$11.93	$15.27	$15.00	$14.74
Total return*	7.16%	40.94%	(19.63%)	7.73%	7.57%	11.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$275,782	$277,906	$273,416	$625,349	$698,084	$797,453
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.18%)	2.04%	1.99%	2.57%	2.27%	2.45%
Portfolio turnover rate*	0%	1%	5%	6%	2%	1%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021	For the Year Ended March 31,	For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2021	March 31, 2020
Net asset value, beginning of period	$16.24	$11.93	$15.31
Income from investment operations:
Net investment income	0.16 (1)	0.31 (1)	0.57
Net gains (losses) on securities (both realized and unrealized)	1.01	4.53	(3.60)
Total from investment operations	1.17	4.84	(3.03)
Less distributions:
Distributions from investment Income	(0.16)	(0.32)	(0.25)
Distributions from capital gains	—	(0.21)	(0.10)
Total distributions	(0.16)	(0.53)	(0.35)
Net asset value, end of period	$17.25	$16.24	$11.93
Total return**	7.24%	41.15%	(20.20	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,912	$147,802	$133,843
Ratio of expenses to average net assets***	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets***	(0.03%)	2.19%	2.79%
Portfolio turnover rate**	0%	1%	5%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		2020	2019	2018	2017
Net asset value, beginning of period	$31.07		$21.20		$25.10	$29.83	$30.83	$28.86
Income from investment operations:
Net investment loss	(0.08	)(1)	(0.05	)(1)	0.08	0.05	0.39	0.23
Net gains (losses) on securities (both realized and unrealized)	3.83		11.46		(0.55)	2.76	4.58	3.36
Total from investment operations	3.75		11.41		(0.47)	2.81	4.97	3.59
Less distributions:
Distributions from investment Income	—		—		(0.08)	(0.01)	(0.45)	(0.22)
Distributions from capital gains	—		(1.53)		(3.35)	(7.53)	(5.52)	(1.40)
Total distributions	—		(1.53)		(3.43)	(7.54)	(5.97)	(1.62)
Paid-in capital from redemption fees(2)	—		—		—	—	—	— (3)
Net asset value, end of period	$34.82		$31.07		$21.20	$25.10	$29.83	$30.83
Total return*	12.01%		53.98%		(3.90%)	13.17%	16.42%	12.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,311		$112,399		$88,051	$174,570	$204,251	$326,944
Ratio of expenses to average net assets**	0.92%		0.92%		0.92%	0.91%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets**	(0.47%)		(0.19%)		0.11%	0.17%	0.90%	0.70%
Portfolio turnover rate*	8%		21%		33%	16%	32%	18%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Year Ended March 31,		For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		March 31, 2020
Net asset value, beginning of period	$31.13		$21.20		$27.10
Income from investment operations:
Net investment loss	(0.05	)(1)	(0.01	)(1)	0.15
Net gains (losses) on securities (both realized and unrealized)	3.84		11.47		(2.59)
Total from investment operations	3.79		11.46		(2.44)
Less distributions:
Distributions from investment Income	—		—		(0.10)
Distributions from capital gains	—		(1.53)		(3.36)
Total distributions	—		(1.53)		(3.46)
Net asset value, end of period	$34.92		$31.13		$21.20
Total return**	12.11%		54.26%		(10.92	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,053		$86,046		$58,307
Ratio of expenses to average net assets***	0.77%		0.77%		0.78%
Ratio of net investment income (loss) to average net assets***	(0.32%)		(0.04%)		0.28%
Portfolio turnover rate**	8%		21%		33%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.82	$9.72	$10.86	$11.04	$11.21	$11.04
Income from investment operations:
Net investment income	0.24 (1)	0.48 (1)	1.17	0.51	0.50	0.48
Net gains (losses) on securities (both realized and unrealized)	0.15	2.10	(1.85)	(0.15)	(0.15)	0.42
Total from investment operations	0.38	2.59	(0.68)	0.36	0.35	0.90
Less distributions:
Distributions from investment Income	(0.23)	(0.49)	(0.46)	(0.51)	(0.47)	(0.47)
Distributions from capital gains	—	— (2)	—	(0.03)	(0.05)	(0.26)
Total distributions	(0.23)	(0.49)	(0.46)	(0.54)	(0.52)	(0.73)
Paid-in capital from redemption fees(3)	—	—	—	—	—	— (2)
Net asset value, end of period	$11.97	$11.82	$9.72	$10.86	$11.04	$11.21
Total return*	3.28%	27.07%	(6.67%)	3.46%	3.20%	8.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,988	$50,110	$46,036	$191,451	$231,295	$236,006
Ratio of expenses to average net assets**	1.01%	1.02%	1.02%	1.02%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets**	0.08%	4.38%	3.60%	4.68%	4.06%	4.27%
Portfolio turnover rate*	26%	66%	36%	22%	41%	40%

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021	For the Year Ended March 31,	For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2021	March 31, 2020
Net asset value, beginning of period	$11.81	$9.71	$11.01
Income from investment operations:
Net investment loss	0.26 (1)	0.50 (1)	0.71
Net gains (losses) on securities (both realized and unrealized)	0.14	2.10	(1.66)
Total from investment operations	0.39	2.60	(0.95)
Less distributions:
Distributions from investment Income	(0.24)	(0.50)	(0.35)
Distributions from capital gains	—	— (2)	—
Total distributions	(0.24)	(0.50)	(0.35)
Net asset value, end of period	$11.96	$11.81	$9.71
Total return**	3.36%	27.28%	(8.94	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$241,082	$225,715	$141,735
Ratio of expenses to average net assets***	0.86%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets***	0.23%	4.51%	4.90%
Portfolio turnover rate**	26%	66%	36%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.51	$13.54	$14.76	$15.10	$12.80	$11.40
Income from investment operations:
Net investment income	0.06 (1)	0.04 (1)	0.19	0.09	0.06	0.13
Net gains (losses) on securities (both realized and unrealized)	2.03	6.98	(1.31)	(0.11)	2.29	1.39
Total from investment operations	2.09	7.02	(1.12)	(0.02)	2.35	1.52
Less distributions:
Distributions from investment Income	—	(0.05)	(0.10)	(0.08)	(0.04)	(0.12)
Distributions from capital gains	—	— (2)	—	(0.24)	(0.01)	—
Total distributions	—	(0.05)	(0.10)	(0.32)	(0.05)	(0.12)
Paid-in capital from redemption fees(3)	—	—	—	—	—	— (2)
Net asset value, end of period	$22.60	$20.51	$13.54	$14.76	$15.10	$12.80
Total return*	10.19%	51.79%	(7.67%)	0.11%	18.40%	13.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$289,318	$260,044	$183,809	$340,880	$277,865	$203,276
Ratio of expenses to average net assets**	1.07%	1.03%	1.03%	1.04%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets**	0.49%	0.22%	0.55%	0.64%	0.42%	1.02%
Portfolio turnover rate*	4%	14%	13%	16%	13%	4%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021	For the Year Ended March 31,	For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2021	March 31, 2020
Net asset value, beginning of period	$20.53	$13.55	$15.85
Income from investment operations:
Net investment loss	0.07 (1)	0.07 (1)	0.20
Net gains (losses) on securities (both realized and unrealized)	2.03	6.99	(2.39)
Total from investment operations	2.10	7.06	(2.19)
Less distributions:
Distributions from investment Income	—	(0.08)	(0.11)
Distributions from capital gains	—	— (2)	—
Total distributions	—	(0.08)	(0.11)
Net asset value, end of period	$22.63	$20.53	$13.55
Total return**	10.23%	52.12%	(13.95	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$330,213	$285,595	$176,285
Ratio of expenses to average net assets***	0.92%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets***	0.64%	0.37%	0.86%
Portfolio turnover rate**	4%	14%	13%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		2020	2019	2018	2017
Net asset value, beginning of period	$46.23		$29.53		$31.01	$29.08	$26.53	$23.09
Income from investment operations:
Net investment loss	(0.08	)(1)	(0.07	)(1)	0.09	0.09	0.09	0.08
Net gains (losses) on securities (both realized and unrealized)	5.73		16.83		(1.07)	3.46	4.01	4.18
Total from investment operations	5.65		16.76		(0.98)	3.55	4.10	4.26
Less distributions:
Distributions from investment Income	—		(0.06)		(0.07)	(0.11)	(0.04)	(0.13)
Distributions from capital gains	—		—		(0.43)	(1.51)	(1.51)	(0.69)
Total distributions	—		(0.06)		(0.50)	(1.62)	(1.55)	(0.82)
Paid-in capital from redemption fees(2)	—		—		—	—	—	— (3)
Net asset value, end of period	$51.88		$46.23		$29.53	$31.01	$29.08	$26.53
Total return*	12.22%		56.78%		(3.40%)	12.96%	15.41%	18.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,960		$37,413		$27,872	$69,002	$69,024	$57,881
Ratio of expenses to average net assets**	0.93%		0.94%		0.94%	0.93%	0.93%	0.95%
Ratio of net investment income (loss) to average net assets**	(0.32%)		(0.16%)		0.21%	0.27%	0.33%	0.34%
Portfolio turnover rate*	52%		7%		6%	10%	40%	41%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Year Ended March 31,		For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		March 31, 2020
Net asset value, beginning of period	$46.30		$29.56		$32.79
Income from investment operations:
Net investment loss	(0.04	)(1)	—	(1)(2)	0.16
Net gains (losses) on securities (both realized and unrealized)	5.75		16.85		(2.89)
Total from investment operations	5.71		16.85		(2.73)
Less distributions:
Distributions from investment Income	—		(0.11)		(0.07)
Distributions from capital gains	—		—		(0.43)
Total distributions	—		(0.11)		(0.50)
Net asset value, end of period	$52.01		$46.30		$29.56
Total return**	12.33%		57.02%		(8.55	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,338		$71,394		$45,244
Ratio of expenses to average net assets***	0.78%		0.79%		0.80%
Ratio of net investment income (loss) to average net assets***	(0.17%)		(0.01%)		0.40%
Portfolio turnover rate**	52%		7%		6%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		2020	2019	2018	2017
Net asset value, beginning of period	$20.19		$13.02		$14.52	$13.99	$15.68	$15.04
Income from investment operations:
Net investment loss	(0.07	)(1)	(0.11	)(1)	(0.05)	(0.04)	(0.03)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.90		8.61		(0.19)	1.11	1.77	1.85
Total from investment operations	0.83		8.50		(0.24)	1.07	1.74	1.84
Less distributions:
Distributions from investment Income	—		—		—	—	—	—
Distributions from capital gains	—		(1.33)		(1.26)	(0.54)	(3.43)	(1.20)
Total distributions	—		(1.33)		(1.26)	(0.54)	(3.43)	(1.20)
Paid-in capital from redemption fees(2)	—		—		—	—	—	— (3)
Net asset value, end of period	$21.02		$20.19		$13.02	$14.52	$13.99	$15.68
Total return*	4.01%		65.92%		(2.89%)	8.40%	11.69%	12.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,194		$107,061		$86,030	$135,262	$155,587	$395,413
Ratio of expenses to average net assets**	1.01%		1.03%		1.02%	1.02%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.62%)		(0.63%)		(0.39%)	(0.27%)	(0.13%)	(0.09%)
Portfolio turnover rate*	6%		41%		52%	36%	51%	51%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Year Ended March 31,		For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		March 31, 2020
Net asset value, beginning of period	$20.24		$13.03		$15.63
Income from investment operations:
Net investment loss	(0.05	)(1)	(0.09	)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	0.90		8.63		(1.30)
Total from investment operations	0.85		8.54		(1.34)
Less distributions:
Distributions from investment Income	—		—		—
Distributions from capital gains	—		(1.33)		(1.26)
Total distributions	—		(1.33)		(1.26)
Net asset value, end of period	$21.09		$20.24		$13.03
Total return**	4.15%		66.18%		(9.72	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,100		$83,642		$51,324
Ratio of expenses to average net assets***	0.86%		0.88%		0.89%
Ratio of net investment income (loss) to average net assets***	(0.47%)		(0.48%)		(0.38%)
Portfolio turnover rate**	6%		41%		52%

*  Inception date

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		2020	2019	2018	2017
Net asset value, beginning of period	$22.14		$10.94		$12.89	$15.00	$16.61	$16.64
Income from investment operations:
Net investment loss	(0.10	)(1)	(0.15	)(1)	(0.08)	(0.08)	(0.09)	(0.13)
Net gains (losses) on securities (both realized and unrealized)	0.10		13.23		(0.62)	1.25	2.92	3.19
Total from investment operations	—		13.08		(0.70)	1.17	2.83	3.06
Less distributions:
Distributions from investment Income	—		—		—	—	—	—
Distributions from capital gains	—		(1.88)		(1.25)	(3.28)	(4.44)	(3.09)
Total distributions	—		(1.88)		(1.25)	(0.54)	(3.43)	(1.20)
Paid-in capital from redemption fees(2)	—		—		—	—	—	— (3)
Net asset value, end of period	$22.14		$22.14		$10.94	$12.89	$15.00	$16.61
Total return*	1.99%		120.78%		(7.33%)	12.19%	17.65%	24.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$887,477		$801,388		$337,804	$510,410	$535,820	$563,002
Ratio of expenses to average net assets**	1.01%		1.01%		1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.84%)		(0.81%)		(0.65%)	(0.55%)	(0.64%)	(0.52%)
Portfolio turnover rate*	28%		63%		67%	57%	49%	45%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(3)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2021		For the Year Ended March 31,		For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)		2021		March 31, 2020
Net asset value, beginning of period	$22.20		$10.96		$13.78
Income from investment operations:
Net investment loss	(0.08	)(1)	(0.13	)(1)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	0.08		13.24		(1.51)
Total from investment operations	—		13.11		(1.57)
Less distributions:
Distributions from investment Income					—
Distributions from capital gains	—		(1.88)		(1.25)
Total distributions	—		(1.88)		(1.25)
Net asset value, end of period	$22.20		$22.20		$10.96
Total return**	2.07%		121.14%		(13.24	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$309,799		$328,588		$95,095
Ratio of expenses to average net assets***	0.85%		0.86%		0.86%
Ratio of net investment income (loss) to average net assets***	(0.69%)		(0.67%)		(0.73%)
Portfolio turnover rate**	28%		63%		67%

*  Inception date

**  Not annualized for periods less than one year.

***Annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class from inception date through March 31, 2020.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Early Stage Growth Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

Each of the Funds offers two classes of shares, Investor Class and Institutional Class. Each class of share represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. The shareholder servicing fees for the Investor Class represent the class specific expenses. See Note 7 for more information regarding shareholder servicing fees for the Investor Class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The investment objective of the Buffalo Discovery Fund, Buffalo Early Stage Growth Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objective of the Buffalo Flexible Income Fund is high current income, with long-term growth of capital as a secondary objective. The investment objectives of the Buffalo Dividend Focus Fund and Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market, NASDAQ Global Select and NASDAQ Capital Market exchanges ("NASDAQ"), are valued at the last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, then (i) the security shall be valued at the mean between the most recent quoted bid and ask prices at the close of the exchange on such day; or (ii) the security shall be valued at the latest sales price on the "Composite Market" for the day such security is being valued. "Composite Market" means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the ask prices, matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its net asset value ("NAV"), whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by a Pricing. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time.

Foreign securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2021, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the NYSE. As of September 30, 2021, the Buffalo International Fund held 58 securities where a foreign fair value factor was applied, with a market value of $396,497,006 or 64.00% of total net assets.

ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management, Inc. ("Advisor" or "KCM"), the Funds' investment advisor, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2021. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,710,347,235	$—	$—	$1,710,347,235
REITS	25,814,546	—	—	25,814,546
Short Term Investments	64,706,143	—	—	64,706,143
Total*	$1,800,867,924	$—	$—	$1,800,867,924

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$91,531,863	$—	$—	$91,531,863
REITS	4,078,205	—	—	4,078,205
Convertible Preferred Stocks	2,493,500	—	—	2,493,500
Preferred Stocks	402,000	—	—	402,000
Convertible Bonds	—	8,459,459	—	8,459,459
Short Term Investments	4,082,750	—	—	4,082,750
Total*	$102,588,318	$8,459,459	$—	$111,047,777

BUFFALO EARLY STAGE GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$121,827,823	$—	$—	$121,827,823
Private Placements	2,782,200	—	—	2,782,200
REITS	2,422,184	—	—	2,422,184
Warrants	2,016,000	—	—	2,016,000
Short Term Investments	6,489,082	—	—	6,489,082
Total*	$135,537,289	$—	$—	$135,537,289

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$400,739,558	$—	$—	$400,739,558
REITS	12,321,585	—	—	12,321,585
Convertible Bonds	—	13,353,307	—	13,353,307
Short Term Investments	2,202,304	—	—	2,202,304
Total*	$415,263,447	$13,353,307	$—	$428,616,754
Written Options	$63,688	$—	$—	$63,688

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$205,761,713	$—	$—	$205,761,713
REITS	4,530,556	—	—	4,530,556
Short Term Investments	2,264,445	—	—	2,264,445
Total*	$212,556,714	$—	$—	$212,556,714

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Preferred Stocks	$6,745,428	$—	$—	$6,745,428
Convertible Bonds	—	40,245,246	—	40,245,246
Corporate Bonds	—	191,642,914	—	191,642,914
Bank Loans	—	48,028,903	—	48,028,903
Short Term Investments	12,207,166	—	—	12,207,166
Total*	$18,952,594	$279,917,063	$—	$298,869,657

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$577,703,429		$—	$577,703,429
Short Term Investments	47,680,669	—	—	47,680,669
Total*	$625,384,098	$—	$—	$625,384,098

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$116,974,277	$—	$—	$116,974,277
REITS	1,272,899	—	—	1,272,899
Short Term Investments	7,012,932	—	—	7,012,932
Total*	$125,260,108	$—	$—	$125,260,108

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$188,974,080	$—	$—	$188,974,080
REITS	4,314,667	—	—	4,314,667
Short Term Investments	1,667,124	—	—	1,667,124
Total*	$194,955,871	$—	$—	$194,955,871

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,149,770,837	$—	$—	$1,149,770,837
Private Placements	13,025,800	—		13,025,800
Short Term Investments	37,819,132	—	—	37,819,132
Total*	$1,200,615,769	$—	$—	$1,200,615,769

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting year. The basis for recognizing and valuing transfers is as of the beginning of the year in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At September 30, 2021, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2018 through March 31, 2021. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of September 30, 2021.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because high income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 7 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENTS — In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"). The main objective of ASU 2020-04 is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Inter-bank Offered Rate ("LIBOR") quotes by the UK Financial Conduct Authority. ASU 2020-04 allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the adoption of ASU 2020-04 to the Funds' financial statements and various filings.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds' financial statements.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2021 and the year ended March 31, 2021 were as follows:

	Six Months Ended September 30, 2021		Year Ended March 31, 2021
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains*
Buffalo Discovery Fund	$—	$—	$38,071,743	$97,268,331
Buffalo Dividend Focus Fund	326,407	—	603,921	—
Buffalo Early Stage Growth Fund	—	—	3,781,350	8,196,019
Buffalo Flexible Income Fund	3,940,474	—	10,003,773	4,920,585

	Six Months Ended September 30, 2021		Year Ended March 31, 2021
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains*
Buffalo Growth Fund	$—	$—	$—	$9,555,575
Buffalo High Yield Fund	5,853,195	—	10,794,072	—
Buffalo International Fund	—	—	1,745,735	64,842
Buffalo Large Cap Fund	—	—	226,492	—
Buffalo Mid Cap Fund	—	—	1,244,192	10,770,947
Buffalo Small Cap Fund	—	—	40,701,261	35,400,582

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2021.

For tax purposes, distributions from short-term capital gain distributions are included in ordinary income distributions.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2021, the following table shows the reclassifications made:

Funds	Distributable Earnings	Paid In Capital
Buffalo Discovery Fund	$(25,670,908)	$25,670,908
Buffalo Dividend Focus Fund	(33,393)	33,393
Buffalo Early Stage Growth Fund	(970,643)	970,643
Buffalo Flexible Income Fund	(596,731)	596,731
Buffalo Growth Fund	(1,152,264)	1,152,264
Buffalo High Yield Fund	(202,037)	202,037
Buffalo International Fund	(698,314)	698,314
Buffalo Large Cap Fund	(137,618)	137,618
Buffalo Mid Cap Fund	(1,593,697)	1,593,697
Buffalo Small Cap Fund	(7,812,394)	7,812,394

The permanent differences primarily relate to net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2021, the components of distributable earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$1,219,821,689	$60,583,938	$91,289,344	$242,962,436	$92,707,801
Unrealized Appreciation	590,691,327	41,258,235	49,827,163	206,901,667	104,901,180
Unrealized Depreciation	(29,093,910)	(902,825)	(3,223,273)	(24,395,110)	(654,929)
Net unrealized appreciation	561,597,417	40,355,410	46,603,890	182,506,557	104,246,251
Undistributed Ordinary Income	89,977,978	459,514	4,799,969	674,486	—
Undistributed Long Term Capital Gain	53,315,779	576,165	6,416,527	10,802,744	8,025,977
Distributable earnings	143,293,757	1,035,679	11,216,496	11,477,230	8,025,977
Other accumulated gain/(loss)	(135,809)	—	—	(24,933)	(109,927)
Total distributable earnings	704,755,365	41,391,089	57,820,386	193,958,854	112,162,301

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$262,378,986	$316,044,769	$48,048,034	$98,437,869	$769,607,747
Unrealized Appreciation	16,554,615	228,910,050	61,143,895	91,392,428	394,821,486
Unrealized Depreciation	(1,159,311)	(3,152,978)	(304,594)	(526,060)	(25,800,096)
Net unrealized appreciation	15,395,304	225,757,072	60,839,301	90,866,368	369,021,390
Undistributed Ordinary Income	5,595,425	122,197	693,994	3,986,687	52,124,491
Undistributed Long Term Capital Gain	1,254,762	—	439,170	8,229,904	68,910,030
Distributable earnings	6,850,187	122,197	1,133,164	12,216,591	121,034,521
Other accumulated gain/(loss)	—	(311,106)	(4,247)	—	—
Total distributable earnings	22,245,491	225,568,163	61,968,218	103,082,959	490,055,911

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year losses and/or straddle loss deferrals.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

As of March 31, 2021, the Buffalo Funds had no capital loss carryovers available to offset future taxable gains.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2021. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2021.

At March 31, 2021, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

Funds	Qualified Late Year Ordinary Losses	Qualified Late Year Capital Losses
Buffalo Discovery Fund	$—	$—
Buffalo Dividend Focus Fund	—	—
Buffalo Early Stage Growth Fund	—	—
Buffalo Flexible Income Fund	—	—
Buffalo Growth Fund	109,927	—
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	334,761
Buffalo Large Cap Fund	4,247	—
Buffalo Mid Cap Fund	—	—
Buffalo Small Cap Fund	—	—

For the year ended March 31, 2021, the Buffalo International Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Buffalo International Fund	$6,774,252	$783,546

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to KCM at the rate of 0.85% per annum of the average daily net asset values of the Funds, except for the Buffalo Early Stage Growth Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.30%, 0.75%, 0.75% and 0.75%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("GFS"), KCM pays GFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where GFS receives 25/100 of 1% (0.25%). GFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of GFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of 0.85% of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to GFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to GFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	GFS Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers of the Funds are also officers and/or directors of KCM. With respect to each Fund's Investor Class, the management fees do not include the shareholder servicing fees.

The Buffalo International Fund incurred $173,220 in custody fees during the period ended September 30, 2021, and owed $138,088 for custody fees as of September 30, 2021.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. GFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended September 30, 2021 was $186,500. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM in connection with their employment with KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended September 30, 2021, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	$369,184,950	$3,867,955	$31,764,335	$513,996	$16,811,593
Proceeds from Sales	495,609,687	1,034,502	14,528,488	21,855,787	27,394,383

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	$102,824,780	$18,255,009	$57,085,171	$11,713,206	$385,224,209
Proceeds from Sales	69,390,775	24,335,800	59,893,547	17,228,200	319,558,092

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2021.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the period ended September 30, 2021.

7. SHAREHOLDER SERVICING PLAN:

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan, to pay a fee at an annual rate of up to 0.15% of average daily net assets of the Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. No shareholder servicing fees are charged to the Institutional Class. For the period ended September 30, 2021, Investor Class shareholder servicing fees were as follows:

Fund:	Investor Class Shareholder Servicing Fee
Buffalo Discovery Fund	$1,084,535
Buffalo Dividend Focus Fund	22,987
Buffalo Early Stage Growth Fund	69,401
Buffalo Flexible Income Fund	213,982
Buffalo Growth Fund	89,578
Buffalo High Yield Fund	41,234
Buffalo International Fund	214,244
Buffalo Large Cap Fund	30,976
Buffalo Mid Cap Fund	83,241
Buffalo Small Cap Fund	660,052

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the six months ended September 30, 2021. For the six months ended September 30, 2021, the quarterly average gross notional amount of derivatives held by the Fund was $9,575,361, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of September 30, 2021, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$63,688

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Fund as of September 30, 2021:

Derivative Investment Type	Realized Gain (Loss) on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$450,799
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$53,454

The following table presents derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of September 30, 2021:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ (Received)*	Net Amount
Description
Written Options	$63,688	$—	$63,688	$63,688	$63,688	$—
	$63,688	$—	$63,688	$63,688	$63,688	$—

*   Any over-collateralization of total financial instruments or cash is not shown.

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2022. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. As of September 30, 2021, the Prime Rate was 3.25%. None of the Buffalo Funds had borrowings under the credit facility during the six months ended September 30, 2021.

11. IMPACT OF COVID-19:

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of a Fund's investments. Events related to COVID-19 may result in further global economic disruption and market volatility, which in turn may impact the value of each Fund's investments.

12. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after September 30, 2021 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

(Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the Advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Trust files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-PORT on the SEC's website at http://www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that open-end investment companies ("funds") will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Liquidity Rule requires funds to establish and implement written liquidity risk management programs ("LRMPs")

The Buffalo Funds (individually, a "Fund" or collectively, the "Funds") have established and implemented the Buffalo Funds' LRMP (the "Program") applicable to all of the Funds. The Board of Trustees of the Funds (the "Board") met on August 19, 2021 (the "Meeting") to review the Program pursuant to the Liquidity Rule's requirements. The Board has designated the Funds' adviser, Kornitzer Capital Management, Inc. (the "Adviser"), as the administrator of the Program, and the Adviser has appointed a committee to fulfill the responsibilities set forth under the Program (the "Program Administrator"). At the Meeting, the Adviser's Chief Compliance Officer ("CCO"), on behalf of the Program Administrator, made a presentation to the Board that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Program (the "Presentation"). The Presentation covered the period from July 1, 2020 through June 30, 2021 (the "Reporting Period").

The Presentation noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing a Fund's "liquidity risk" (as defined under the Liquidity Rule), including the following points.

Liquidity Classification — The Presentation described the Program's liquidity classification methodology for categorizing the Funds' investments into one of four liquidity buckets. Specifically, the Program Administration noted that it relied on liquidity classifications provided by ICE Data Services, its third party data service provider that provides liquidity classification services, and that each Fund predominantly held investments that were classified as "highly liquid" during the Reporting Period.

Highly Liquid Investment Minimum ("HLIM") — The Program Administrator noted that each Fund's portfolio is expected to continue to hold primarily highly liquid investments and each Fund will be considered a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in the Liquidity Rule from the requirements to determine and review a HLIM for each Fund and to adopt policies and procedures for responding to a HLIM shortfall.

Liquidity Risk — In concluding that each Fund's liquidity risk was low, the Program Administrator considered the following:

•  The Funds' investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions — During the Reporting Period, the Program Administrator reviewed whether each Fund's investment strategy is appropriate for an open-end fund structure with a focus on Funds with holdings of less liquid and illiquid assets and factored a Fund's concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

•  Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions — During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund's reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels, and the degree of certainty associated with a Fund's short-term and long-term cash flow projections.

•  Holdings of cash and cash equivalents — The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund's ability to meet redemption requests.

(Unaudited)

Conclusion — The Presentation provided that the Program Administrator was not proposing any material changes to the Program after reviewing the adequacy of the Program and the effectiveness of the Program's implementation. The Presentation stated that the Program Administrator concluded that, based on the operation of the Program during the Reporting Period, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

PRIVACY POLICY (UNAUDITED)

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

(Unaudited)

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundannual

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Not Applicable” for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	12/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway,
President and Treasurer

Date	12/8/2021

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